UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Core Select

BBH Global Core Select

BBH Partner Fund - International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report

OCTOBER 31, 2018

BBH CORE SELECT

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2018

In July 2018, Michael Keller became the sole Portfolio Manager for BBH Core Select (“Core Select” or “the Fund”). Mr. Keller had served as Co-Portfolio Manager of the Fund since June 2008 with Timothy Hartch. The Core Select investment team is grateful to Mr. Hartch for his contributions over many years.

The investment objective of Core Select is to provide investors with long-term growth of capital. In managing Core Select we seek to provide attractive compounded returns over full market cycles in a risk-conscious way. We employ a bottom-up, fundamentals-based process that invests in competitively advantaged, well-managed, cash generative businesses that provide essential products and services. Pursuant to our goal of not losing money on any investment, we work to explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. Our portfolio construction decisions are driven by a margin of safety* approach that takes into account the quality of the businesses as well as their valuations. We invest with a long-term ownership perspective and an expectation that our returns over time will be driven by the underlying performances of the businesses, their effectiveness at deploying capital, and their operational and financial resilience during periods of economic stress. Neither our short-term nor long-term return objectives are predicated on benchmark comparisons. As a result, the performance of Core Select will likely differ meaningfully — both positively and negatively — from major indexes at various points within a long-term market cycle as we maintain our independent perspective and focus on long-term compounding. Our investment team is committed to process quality, continuous improvement, team-wide collaboration and a disciplined, inclusive approach to decision making.

Core Select Class N rose by 5.19% net of fees, as adjusted for distributions, during its fiscal year ending October 31, 2018. During the same twelve-month period, the S&P 500 Index (“S&P 500”) returned 7.35%. For the five years ending October 31, 2018, Core Select Class N returned 7.15% per year, which compares to annualized returns of 11.34% for the S&P 500 over the same period.

Despite a sharp selloff that occurred in the last month of fiscal 2018, large cap equities closed the period near all-time highs following a nearly 10-year bull market run. Moderate growth in key global economies, strengthening labor markets and robust corporate earnings growth have been important factors underpinning the long run of equity market appreciation, but valuation expansion (higher multiples) has also had a particularly large influence, in our view. In recent years, as the market expansion aged, growth stocks widely outperformed value stocks, suggesting a sharp bifurcation of investor sentiment in favor of companies showing higher levels of revenue growth, earnings growth and stock price momentum versus those trading at lower absolute valuation levels. The companies that have been most in favor in recent years have shown themselves to be disruptive innovators with impressive sales growth, and their tall

*	A margin of safety exists when we believe there is a significant discount to intrinsic value at the time of purchase — we aim to purchase at 75% of our estimate to intrinsic value or less. Intrinsic value represents what we believe to be the value of a security based on our analysis of both tangible and intangible factors.

2

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

valuations indicate a clear consensus of bullish sentiment. We believe prudent investors should remain alert to accumulations of risk that occur in a ’one way’ market environment, rather than simply trying to keep up with prevailing trends. For Core Select, we remain committed to our high standards of selectivity and also to our value orientation, and we primarily focus on the fundamental progress being made by our companies rather than the short-term movements of the market.

During fiscal 2018 we initiated positions in Allegion plc, Dollar General Corp., Copart Inc. and KLA-Tencor. Allegion provides access control security products and solutions through a range of well-known brands for end use in commercial, institutional and residential facilities worldwide. We believe that the access control industry has a stable and attractive competitive structure that offers relatively high economic profits and durable growth dynamics. Dollar General is a discount retailer that offers a broad range of consumable and discretionary products at low price points through a network of 15,000 small-format stores that are predominantly located in rural areas, which tend to be underserved by traditional retailers. We believe that Dollar General’s pricing, assortment and convenience-oriented shopping format offer a valuable service to consumers. Copart, through its leading position in salvage vehicle auction services, is as an integral partner to insurance company customers that rely on Copart’s capabilities, liquidity and geographic presence. The Company benefits from high barriers to entry, modest capital requirements and favorable secular trends, in our view. KLA-Tencor manufactures and services process control and yield management solutions for the semiconductor and related nanoelectronics industries. The embedded nature of KLA’s products in its customers’ workflows as well as the improvements in chip yields and profitability that the products enable constitute important structural advantages that underpin our positive views of the Company’s growth, profitability and resiliency.

We sold our positions in Microsoft and Nielsen during the fiscal year. Microsoft shares had traded toward the high end of our intrinsic value range as the Company experienced significant expansion of its trading multiples atop strong earnings and cash flow trends. We exited our position in Nielsen Holdings at a loss as the Company faced significant business headwinds and management changes that undermined our original investment thesis. While this was a disappointing development given our key goal of capital preservation, we believe it is critical that we address such situations objectively when we see an increased likelihood that a company’s degree of fit with our investment criteria has been compromised, the range of outcomes has broadened, or visibility around business composition or leadership has been materially reduced.

Purchase and sale information provided should not be considered as a recommendation to purchase or sell a particular security and that there is no assurance, as of the date of publication, that the securities purchased remain in a fund’s portfolio or that securities sold have not been repurchased.

financial statements october 31, 2018	3

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

The Fund’s largest positive contributors in fiscal 2018 were Discovery Inc., Zoetis Inc., Kroger Co. and FleetCor Technologies. Discovery shares rebounded sharply from year-ago levels as investor fears related to health of the broader pay TV industry moderated somewhat, while the prospective benefits of the Company’s 2017 acquisition of Scripps Networks became more visible. For Zoetis, an attractive industry environment in animal health combined with the Company’s inherent competitive strengths have helped to drive continued growth in shareholder value. Kroger shares moved higher throughout the year as its fundamental business results and various internal initiatives around technology and efficiency offset investor fears regarding pricing, channel shifts and margin headwinds. Despite the October 2018 market pullback that spurred sharp selloffs in the shares of payments industry leaders, FleetCor finished the fiscal year with solid gains in its share price as the Company continued to execute on its focused growth plan while producing solid profits and capital productivity.

Our largest detractors during fiscal 2018 were Nielsen Holdings, Dentsply Sirona and Perrigo. As discussed above, Nielsen encountered significant external and internal challenges that impaired the Company’s near-term earnings power and the visibility of the long-term strategy and business composition. Dentsply Sirona lowered financial targets during the year as its technology and equipment business was impacted by disruption in its distribution channels and suboptimal execution in marketing and product innovation. More broadly, we believe that Dentsply continues to struggle with internal distractions related to recent management changes and lingering issues related to the integration of Sirona, which was acquired in 2016. Given these considerations, we decided to sell most of our position in Dentsply during the Fund’s fiscal year 2018. Perrigo shares continued to be pressured by earnings disappointments in its prescription generic drug business and uncertainty related to a series of changes in top management.

As of October 31, 2018, Core Select had positions in 29 companies, with approximately 52% of the assets held in the ten largest holdings. The Fund ended the fiscal year trading at roughly 78% of our underlying intrinsic value estimates on a weighted average basis. Our portfolio purchases during the year offset our sales and trims, and as a result, our year-end cash position declined to 4%. We experienced continued net outflows from the Fund throughout the year and rebalanced our holdings periodically as necessary.

Holdings are subject to change.

4

BBH CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Growth of $10,000 Invested in BBH Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2018 as compared to the S&P 500.

Total Return for the Period Ended October 31, 2018			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class N	5.19%	7.15%	11.47%
Class R	4.92%	6.88%	N/A

$40,000
$34,000
$28,000
$22,000
$16,000
$10,000
$4,000
$34,668
$29,630
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
BBH Core Select*
S&P 500

* net of fees and expenses

The annualized gross expense ratios as in the February 28, 2018 prospectus for Class N and Retail Class shares were 1.02% and 1.33%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

financial statements october 31, 2018	5

BBH CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
October 31, 2018

To the Trustees of the BBH Trust and Shareholders of BBH Core Select:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Core Select (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included

6

BBH CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)
October 31, 2018

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
December 21, 2018

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2018	7

BBH CORE SELECT

PORTFOLIO ALLOCATION
October 31, 2018

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$96,142,883	5.7%
Communications	291,308,033	17.2
Consumer Cyclical	105,639,115	6.3
Consumer Non-Cyclical	590,526,913	34.9
Financials	289,790,885	17.1
Industrials	64,286,937	3.8
Technology	186,833,294	11.0
Repurchase Agreements	63,800,000	3.8
Cash and Other Assets in Excess of Liabilities	4,020,844	0.2
NET ASSETS	$1,692,348,904	100.0%

All data as of October 31, 2018. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS
October 31, 2018

Shares		Value
	COMMON STOCK (96.0%)
	BASIC MATERIALS (5.7%)
413,443	Celanese Corp. (Series A)	$40,079,165
338,815	Linde, Plc. (Ireland)	56,063,718
	Total Basic Materials	96,142,883

	COMMUNICATIONS (17.2%)
96,806	Alphabet, Inc. (Class C)[1]	104,237,797
2,691,704	Comcast Corp. (Class A)	102,661,590
1,715,664	Discovery, Inc. (Class C)[1]	50,286,112
1,362,721	Liberty Global, Plc. (Class C) (United Kingdom)[1]	34,122,534
	Total Communications	291,308,033

	CONSUMER CYCLICAL (6.3%)
718,755	Copart, Inc.[1]	35,154,307
227,766	Dollar General Corp.	25,368,577
2,056,346	Qurate Retail, Inc. (Class A)[1]	45,116,231
	Total Consumer Cyclical	105,639,115

	CONSUMER NON-CYCLICAL (34.9%)
250,912	Dentsply Sirona, Inc.	8,689,083
440,700	Diageo, Plc. ADR (United Kingdom)	60,887,112
346,258	FleetCor Technologies, Inc.[1]	69,261,988
648,185	Henry Schein, Inc.[1]	53,799,355
2,124,650	Kroger Co.	63,229,584
362,987	Nestle SA ADR (Switzerland)	30,592,544
891,011	Novartis AG ADR (Switzerland)	77,927,822
451,083	PayPal Holdings, Inc.[1]	37,976,678
682,757	Perrigo Co., Plc. (Ireland)	47,997,817
1,756,928	Sabre Corp.	43,308,275
649,022	Unilever NV (NY Shares) (Netherlands)	34,904,403
687,213	Zoetis, Inc. (Class A)	61,952,252
	Total Consumer Non-Cyclical	590,526,913

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	9

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Shares		Value
	COMMON STOCK (continued)
	FINANCIALS (17.1%)
408	Berkshire Hathaway, Inc. (Class A)[1]	$125,543,640
1,624,224	US Bancorp	84,898,189
1,490,683	Wells Fargo & Co.	79,349,056
	Total Financials	289,790,885

	INDUSTRIALS (3.8%)
424,010	Allegion, Plc. (Ireland)	36,350,377
312,245	Waste Management, Inc.	27,936,560
	Total Industrials	64,286,937

	TECHNOLOGY (11.0%)
277,805	KLA-Tencor Corp.	25,430,270
2,386,759	Oracle Corp.	116,569,309
712,891	QUALCOMM, Inc.	44,833,715
	Total Technology	186,833,294
	Total Common Stock (Identified cost $972,135,955)	1,624,528,060

The accompanying notes are an integral part of these financial statements.

10

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (3.8%)
$63,800,000	National Australia Bank, Ltd. (Agreement dated 10/31/18 collateralized by U.S. Treasury Notes 2.625%, due 07/31/20, original par $64,920,000, valued at $65,076,000)	11/01/18	2.170%	$63,800,000
	Total Repurchase Agreements (Identified cost $63,800,000)			63,800,000
TOTAL INVESTMENTS (Identified cost $1,035,935,955)[2]			99.8%	$1,688,328,060
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			0.2%	4,020,844
NET ASSETS			100.0%	$1,692,348,904

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $1,034,628,608, the aggregate gross unrealized appreciation is $678,110,035, and the aggregate gross unrealized depreciation is $24,410,583, resulting in net unrealized appreciation of $653,699,452.

Abbreviation:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	11

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

12

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2018
Common Stock:
Basic Materials	$96,142,883	$—	$—	$96,142,883
Communications	291,308,033	—	—	291,308,033
Consumer Cyclical	105,639,115	—	—	105,639,115
Consumer Non-Cyclical	590,526,913	—	—	590,526,913
Financials	289,790,885	—	—	289,790,885
Industrials	64,286,937	—	—	64,286,937
Technology	186,833,294	—	—	186,833,294
Repurchase Agreements	—	63,800,000	—	63,800,000
Investments, at value	$1,624,528,060	$63,800,000	$—	$1,688,328,060

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2018.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	13

BBH CORE SELECT

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS:
Investments in securities, at value (Identified cost $972,135,955)	$1,624,528,060
Repurchase agreements (Identified cost $63,800,000)	63,800,000
Cash	2,016,289
Receivables for:
Dividends	7,897,539
Shares sold	224,156
Investment advisory and administrative fee waiver reimbursement	9,339
Interest	3,846
Prepaid assets	14,058
Total Assets	1,698,493,287
LIABILITIES:
Payables for:
Shares redeemed	4,429,304
Investment advisory and administrative fees	1,207,411
Shareholder servicing fees	301,853
Professional fees	58,948
Custody and fund accounting fees	31,708
Distribution fees	31,309
Transfer agent fees	9,061
Board of Trustees’ fees	471
Accrued expenses and other liabilities	74,318
Total Liabilities	6,144,383
NET ASSETS	$1,692,348,904
Net Assets Consist of:
Paid-in capital	$675,747,080
Retained earnings	1,016,601,824
Net Assets	$1,692,348,904
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($1,616,856,063 ÷ 77,505,153 shares outstanding)	$20.86
RETAIL CLASS SHARES
($75,492,841 ÷ 7,052,647 shares outstanding)	$10.70

The accompanying notes are an integral part of these financial statements.

14

BBH CORE SELECT

STATEMENT OF OPERATIONS
For the year ended October 31, 2018

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $1,052,165)	$31,746,759
Interest income	2,650,104
Total Income	34,396,863
Expenses:
Investment advisory and administrative fees	18,853,849
Shareholder servicing fees	4,713,462
Distribution fees	223,331
Custody and fund accounting fees	151,013
Transfer agent fees	149,567
Professional fees	70,281
Board of Trustees’ fees	52,963
Miscellaneous expenses	514,220
Total Expenses	24,728,686
Investment advisory and administrative fee waiver	(882,428)
Expense offset arrangement	(36,384)
Net Expenses	23,809,874
Net Investment Income	10,586,989
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	482,435,941
Net change in unrealized appreciation/(depreciation) on investments in securities	(351,225,923)
Net Realized and Unrealized Gain	131,210,018
Net Increase in Net Assets Resulting from Operations	$141,797,007

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	15

BBH CORE SELECT

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2018	2017
DECREASE IN NET ASSETS:
Operations:
Net investment income	$10,586,989	$13,983,608
Net realized gain on investments in securities	482,435,941	542,225,458
Net change in unrealized appreciation/(depreciation) on investments in securities	(351,225,923)	(1,648,305)
Net increase in net assets resulting from operations	141,797,007	554,560,761
Dividends and distributions declared:
Class N	(385,882,439)	(263,168,282)[1]
Retail Class	(36,362,272)	(22,162,196)[2]
Total dividends and distributions declared	(422,244,711)	(285,330,478)
Share transactions:
Proceeds from sales of shares[3]	288,574,533	263,771,524
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	288,266,495	204,685,714
Proceeds from short-term redemption fees	8,301	14,407
Cost of shares redeemed[3]	(1,343,052,733)	(1,579,605,854)
Net decrease in net assets resulting from share transactions	(766,203,404)	(1,111,134,209)
Total decrease in net assets	(1,046,651,108)	(841,903,926)
NET ASSETS:
Beginning of year	2,739,000,012	3,580,903,938
End of year	$1,692,348,904	$2,739,000,012 [4]

[1]	For the year ended October 31, 2017, dividends and distributions declared from net investment income and from net realized gains for Class N were equal to $20,614,105 and $242,554,177, respectively.
[2]	For the year ended October 31, 2017, dividends and distributions declared from net investment income and from net realized gains for Retail Class were equal to $1,323,018 and $20,839,178, respectively.
[3]	Includes share exchanges. See Note 5 in Notes to Financial Statements.
[4]	Including undistributed net investment income of $12,701,945.

The accompanying notes are an integral part of these financial statements.

16

BBH CORE SELECT

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.18	$21.15	$22.79	$22.52	$21.21
Income from investment operations:
Net investment income[1]	0.10	0.10	0.12	0.12	0.14
Net realized and unrealized gain (loss)	1.09	3.64	(0.08)	0.64	1.70
Total income from investment operations	1.19	3.74	0.04	0.76	1.84
Less dividends and distributions:
From net investment income	(0.12)	(0.13)	(0.12)	(0.14)	(0.10)
From net realized gains	(3.39)	(1.58)	(1.56)	(0.35)	(0.43)
Total dividends and distributions	(3.51)	(1.71)	(1.68)	(0.49)	(0.53)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$20.86	$23.18	$21.15	$22.79	$22.52
Total return	5.19%	18.70%	0.40%	3.47%	8.90%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$1,617	$2,592	$3,403	$4,970	$5,816
Ratio of expenses to average net assets before reductions	1.04%	1.02%	1.01%	1.07%	1.07%
Fee waiver	0.04%[3]	0.02%[3]	0.01%[3]	0.07%[3]	0.07%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.46%	0.46%	0.57%	0.53%	0.66%
Portfolio turnover rate	14%	15%	12%	8%	8%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.00%. The agreement is effective for all years presented and is effective through March 1, 2019 unless renewed by all parties to the agreement. For the years ended October 31, 2018, 2017, 2016, 2015 and 2014, the waived fees were $811,840, $673,403, $531,298, $3,938,986 and $4,238,260, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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BBH CORE SELECT

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each year.

	For the years ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.51	$13.00	$14.65	$14.66	$13.99
Income from investment operations:
Net investment income[1]	0.02	0.03	0.05	0.03	0.06
Net realized and unrealized gain (loss)	0.64	2.16	(0.07)	0.42	1.11
Total income (loss) from investment operations .	0.66	2.19	(0.02)	0.45	1.17
Less dividends and distributions:
From net investment income	(0.08)	(0.10)	(0.07)	(0.11)	(0.07)
From net realized gains	(3.39)	(1.58)	(1.56)	(0.35)	(0.43)
Total dividends and distributions	(3.47)	(1.68)	(1.63)	(0.46)	(0.50)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$10.70	$13.51	$13.00	$14.65	$14.66
Total return	4.92%	18.40%	0.19%	3.14%	8.63%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$75	$147	$178	$280	$400
Ratio of expenses to average net assets before reductions	1.32%	1.33%	1.33%	1.39%	1.40%
Fee waiver	0.07%[3]	0.08%[3]	0.10%[3]	0.14%[3]	0.15%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	1.25%	1.25%	1.23%	1.25%	1.25%
Ratio of net investment income to average net assets	0.16%	0.21%	0.37%	0.24%	0.40%
Portfolio turnover rate	14%	15%	12%	8%	8%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.25%. The agreement is effective for all years presented and is effective through March 1, 2019, unless renewed by all parties to the agreement. For the years ended October 31, 2018, 2017, 2016, 2015 and 2014, the waived fees were $70,588, $133,469, 234,959, $551,384 and $577,948, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on November 2, 1998. The Fund offers Class N and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other share class of the Fund. As of October 31, 2018, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investments Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

financial statements october 31, 2018	19

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.
The Fund’s repurchase agreements as of October 31, 2018 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.
E.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax

20

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.
The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three year ends. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
F.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $385,882,439 and $36,362,272 to Class N shares and Retail Class shareholders, respectively, during the year ended October 31, 2018. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

The tax character of distributions paid during the years ended October 31, 2018 and 2017, respectively, were as follows:
Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2018:	$14,349,099	$407,895,612	$422,244,711	$—	$422,244,711
2017:	21,937,123	263,393,355	285,330,478	—	285,330,478

As of October 31, 2018 and 2017, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:
Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Retained earnings/ (accumulated deficit)	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2018:	$4,937,659	$357,964,713	$362,902,372	$—	$1,307,347	$652,392,105	$1,016,601,824
2017:	12,701,945	407,895,164	420,597,109	—	(390,289)	1,003,618,028	1,423,824,848

The Fund did not have a net capital loss carryforward at October 31, 2018.
The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.
Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

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BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

G.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.80% per annum on the first $3 billion of the Fund’s average daily net assets and 0.75% per annum on the Fund’s average daily net assets over $3 billion. For the year ended October 31, 2018, the Fund incurred $18,853,849 under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective July 14, 2010, the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.00%. The agreement will terminate on March 1, 2019, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2018, the Investment Adviser waived fees in the amount of $811,840 and $70,588 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2018, the Fund incurred shareholder servicing fees in the amount of $4,504,891 and $208,571 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the Retail Class shareholder more than paying other types of sales

financial statements october 31, 2018	23

BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be no greater than 1.25% of the average daily net assets. For the year ended October 31, 2018, Retail Class shares of the Fund incurred $223,331 for Distribution (12b-1) Fees. This amount is presented under line item “Distribution fees” in the Statement of Operations.

E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2018, the Fund incurred $151,013 in custody and fund accounting fees. These fees for the Fund were reduced by $36,384 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2018, was $425. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2018, the Fund incurred $52,963 in independent Trustee compensation and expense reimbursements.

G.	Officers of the Trust. Certain officers of the Trust are also employees of BBH. Such officers are paid no fees by the Trust for their services to the Trust.

4.	Investment Transactions. For the year ended October 31, 2018, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $296,194,284 and $1,344,763,297, respectively.

24

BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2018		For the year ended October 31, 2017
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	13,148,212	$277,541,062	11,338,201	$246,670,938
Shares issued in connection with reinvestments of dividends	12,123,335	252,165,359	8,861,662	182,638,860
Proceeds from short-term redemption fees	N/A	7,891	N/A	13,587
Shares redeemed	(59,598,540)	(1,252,582,575)	(69,301,288)	(1,503,377,696)
Net decrease	(34,326,993)	$(722,868,263)	(49,101,425)	$(1,074,054,311)
Retail Class
Shares sold	992,349	$11,033,471	1,334,628	$17,100,586
Shares issued in connection with reinvestments of dividends	3,373,938	36,101,136	1,831,134	22,046,854
Proceeds from short-term redemption fees	N/A	410	N/A	820
Shares redeemed	(8,212,773)	(90,470,158)	(5,942,387)	(76,228,158)
Net decrease	(3,846,486)	$(43,335,141)	(2,776,625)	$(37,079,898)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2018 and 2017. Specifically:

During the year ended October 31, 2018, 4,621,017 shares of Retail Class were exchanged for 2,376,460 shares of the Class N valued at $50,052,825 and 3,008 shares of the Class N were exchanged for 5,515 shares of Retail Class valued at $69,005.

During the year ended October 31, 2017, 1,541,419 shares of the Retail Class were exchanged for 899,372 shares of Class N valued at $20,147,362.

financial statements october 31, 2018	25

BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:
A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.
Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.
B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”).

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BBH CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted. Management does not expect the application of ASU 2018-13 will have material impact on the Fund’s financial statements.
B.	Regulation S-X. In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, U.S. GAAP or changes in the information environment”. The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 and after).
The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2018 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2018	27

BBH CORE SELECT

DISCLOSURE OF FUND EXPENSES
October 31, 2018 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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BBH CORE SELECT

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2018 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Class N
Actual	$1,000	$1,044	$5.15
Hypothetical[2]	$1,000	$1,020	$5.09

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Retail Class
Actual	$1,000	$1,042	$6.43
Hypothetical[2]	$1,000	$1,019	$6.36

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.25% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

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CONFLICTS OF INTEREST
October 31, 2018 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

30

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder

financial statements october 31, 2018	31

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated service providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does

32

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH. BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

financial statements october 31, 2018	33

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser.

BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

34

BBH CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2018	35

BBH CORE SELECT

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2018 (unaudited)

The Fund hereby designates $536,203,352 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $14,349,099 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2018. In January 2019, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2018. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2018 qualifies for the dividends received deduction available to corporate shareholders.

36

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).

financial statements october 31, 2018	37

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012- present); Director of BBH Luxembourg Funds (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	7	None.

38

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014).

financial statements october 31, 2018	39

TRUSTEES AND OFFICERS OF BBH CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014; Financial Reporting Manager, BNY Mellon Corporation (2010-2014).
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

40

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this report and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2018

BBH GLOBAL CORE SELECT

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2018

In July 2018, Regina Lombardi became the sole Portfolio Manager for BBH Global Core Select (″Global Core Select″ or ″the Fund″). Ms. Lombardi had served as Co-Portfolio Manager of the Fund since 2013 with Timothy Hartch. The Global Core Select investment team is grateful to Mr. Hartch for his contributions over the years.

Global Core Select seeks to provide shareholders with long-term growth of capital. Fundamental business analysis and a disciplined valuation framework based on the concept of intrinsic value are the key elements underlying each Global Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are positioned favorably to create value for investors through varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of reducing the risk of permanent capital loss on any single investment, we explicitly identify key risks outside of company management’s control so that we can consider fully the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price reaches a significant discount to our intrinsic value estimate. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if there is a fundamental deterioration in the business or if its share price appreciates to a level that exceeds our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons, but they are focused instead on the achievement of attractive absolute returns over full market cycles.

Global Core Select Class N returned -1.11% , net of fees, during its fiscal year ending October 31, 2018. During the same twelve-month period, the MSCI World index (“MSCI World”) returned 1.16%. From inception through October 31, 2018, Global Core Select Class N has compounded at an annualized rate of 5.91% while the MSCI World has returned 8.43% per year.

During fiscal 2018 we added five new companies to the Global Core Select portfolio: Deutsche Boerse AG, Alimentation Couche-Tard Inc., Anheuser-Busch InBev, KBC Groupe SA, and Copart Inc.

Deutsche Boerse, the largest market infrastructure provider in Europe, operates the Frankfurt Stock Exchange and the Eurex Exchange, the leading derivatives market in Europe. The Company also provides clearing, settlement, and custody services through its Clearstream division and develops and sells indices

Purchase and sale information provided should not be considered as a recommendation to purchase or sell a particular security and that there is no assurance, as of the date of publication, that the securities purchased remain in a fund’s portfolio or that securities sold have not been repurchased.

2

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

such as the EURO STOXX 50 and DAX through its Market Data division. Deutsche Boerse has leading market positions across its businesses, operates in structurally attractive markets in which strong network effects support pricing power and sustainable competitive advantages and provides mission-critical services to financial institutions and buy-side counterparties. These qualitative attributes combined with high returns on invested capital, a strong balance sheet, and shareholder friendly capital allocation make Deutsche Boerse a very strong fit with our investment criteria.

Couche-Tard, headquartered in Canada, is one of the largest global operators of convenience stores with a network of over 13,000 locations in North America and Europe, and another 1,800 licensed stores in other international markets, primarily in Asia. Fuel constitutes the majority of the company’s sales and given its leading market position, Couche-Tard has significant buying and distribution power relative to smaller competitors. The convenience store industry remains highly fragmented, offering Couche-Tard ample opportunity to continue to consolidate the industry and gain market share. Management has demonstrated strong capital allocation discipline with respect to prices paid for acquisitions — as well as excellent integration capabilities — evidenced by attractive returns on invested capital over a sustained period.

Anheuser Busch InBev is the world’s largest brewer and holds leading market share positions in many of the most attractive beer profit pools in the world. ABI is a strong fit with our investment criteria given its leadership position in structurally attractive markets, leading brands supported by marketing and distribution scale advantages, attractive returns on invested capital, and strong free cash flow. Management’s shift in strategy towards broad category development when combined with a portfolio of premium brands and an expanded geographic footprint following the acquisition of SAB Miller is supportive of improved revenue, profit, and cash flow growth.

KBC Group is a Belgium-based bank with a highly integrated insurance and asset management offering focused on retail and corporate clients. Belgium and the Czech Republic are its two main markets, together representing 83% of total income with 20% market share for banking products in each country. KBC also has leading market positions in several smaller markets including Slovakia, Hungary, Bulgaria, and Ireland. KBC is a strong fit with our investment criteria given its leadership positions in highly consolidated markets and its relatively unique bancassurance model, which allows it to operate more efficiently and with superior profitability versus peers.

Copart is a global leader in the salvage vehicle auction services industry, primarily processing and auctioning vehicles that have been deemed total losses by an insurance company. Copart generally acts on an agency basis and earns revenue from fees that are paid by both the buyer and seller at its global online auctions. In our view, the salvage auction industry benefits from cyclical and secular tailwinds including a stable duopoly, the evolution towards salvage auctions in new markets, and elevated accident

financial statements october 31, 2018	3

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

total loss frequencies. The barriers to entry are high and the industry exhibits defensive characteristics as accident frequency, vehicle value, and probability of total loss are less correlated to economic cycles.

We exited our positions in three companies during the fiscal year: Microsoft, Aggreko plc, and Nielsen Holdings Plc. Microsoft has been successful long-term investment for the Fund and we exited our position when the share price reached our estimate of intrinsic value. We sold our shares in Aggreko as we were disappointed in the fundamental developments of the business and determined that the fit with our investment criteria was not as strong as we had believed when we initiated the investment. While the company fills an essential role in providing temporary power solutions to address short-term needs or supply gaps and has a leadership position globally, we overestimated the extent to which cyclical dynamics were depressing operating results and underestimated some of the structural challenges in the market that have had negative impacts on pricing.

We sold our shares in Nielsen following the company’s announcement of a change in management and a strategic review of the business. Weakness in the retail measurement and analytics side of Nielsen’s business has been an ongoing issue that Management was attempting to address. However, disappointing results in other segments of the business and the lack of visibility into company leadership and the future shape of the business led us to determine that the range of potential outcomes for long-term operating performance and the intrinsic value of the business was broader than we initially expected. This broader range of potential outcomes and the reduced fit with our investment criteria sharply diminished the margin of safety of the investment in our view and we decided to exit our position.

Our largest positive contributors in fiscal 2018 were Discovery Inc., FleetCor Technologies and Zoetis. Discovery, a global leader in non-fiction and lifestyle entertainment, appreciated following the completion of the Scripps acquisition as Management increased its estimate of post-deal cost synergies and discussed the potential for significant revenue synergies as well. Realization of synergies support significant cash flow growth over the next several years which will be used to pay down the acquisition-related debt and subsequently to repurchase shares. Additionally, the favorable regulatory decision regarding the AT&T/Time Warner deal has fueled M&A speculation across the industry. While we recognize that cord-cutting, trends towards “skinny” bundles, and media fragmentation are structural challenges to the industry, we believe that Discovery’s portfolio of brands and loyal customer base support strong positioning to achieve growth in the U.S. Its strong position internationally should also enable it to grow via multi-channel household penetration and favorable pricing.

FleetCor’s shares responded positively to strong operating performance, in which sales and profit growth were strong and customer retention remained high at over 90%. The customer retention metric underscores the essential nature of the services that Fleetcor offers as a global provider of business to business payment solutions. We view FleetCor as a strong fit with our investment criteria as it offers an

4

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

essential service to two-sided network of fragmented counterparties enabling commercial customers to manage fuel, lodging, tolls, and corporate payments while driving traffic to fuel, lodging, and other transport service providers. Management is executing well and has a strong capital allocation track record with a demonstrated ability to improve the operating performance of acquired businesses.

Zoetis performed well as the company has generated strong revenue growth in both its livestock and companion animal segments, including in key international markets such as Brazil, China, and Japan. Operational and working capital efficiencies — key areas of focus by management since the company spun out from Pfizer — have led to significant margin expansion and the near doubling of operating cash flow in the past year. In our view, animal health remains one of the most attractive areas within healthcare due to strong demographics and a lack of government reimbursement pressure on prices. Zoetis is the global leader in this attractive sector with a broad and diversified product portfolio, a robust research and development (R&D) pipeline, and opportunities to expand into adjacent segments such as diagnostics.

The largest detractors from the Fund’s performance in fiscal 2018 were Lloyds Banking Group plc, Wendel SE, and Nielsen Holdings Plc, discussed in detail above. Lloyds declined despite strong results and upgraded guidance, as sentiment towards both the U.K. and broader European banking sectors deteriorated. In our view, this was due to ongoing concerns re Brexit and delayed rate expectations in the Eurozone more broadly. However, we believe Lloyds continues to benefit from a virtuous cycle whereby ongoing efficiency gains drive large investments in technology which enhance internal processes, upgrade digital capabilities, and improve the customer experience. The benefits reinforce its market-leading efficiency and profitability, repeating the cycle. In our view, Lloyds should be able to return a substantial portion of its market cap to shareholders over the medium term while continuing to invest in its business, reduce costs, grow deposits and loans, and improve its profitability.

Wendel, the publicly-traded French holding company and investment firm, saw shares decline in response to headwinds facing several businesses in its portfolio. IHS, the African telecommunications tower business in which Wendel is a major investor, remains pressured by currency movements and a regulatory inquiry in Nigeria. U.S. wage inflation has become a more significant margin headwind for Allied Universal, Wendel’s U.S.-based security services company, given the labor-intensive nature of the business. The threat of escalating trade tensions and the prospect of tariff imposition on certain end markets such as autos and consumer goods could also pose a challenge to sales growth at some of Wendel’s wholly-owned operating businesses. However, Wendel’s largest listed asset, the French testing, certification, and inspection services company Bureau Veritas, is performing well and has seen improving organic growth across most of its businesses as end-market conditions are generally improving. We believe near-term challenges should dissipate over time and we continue to view Wendel as an attractive

financial statements october 31, 2018	5

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

investment given i) the composition and quality of its listed and non-listed assets, ii) the Company’s adherence to investment criteria that are well-aligned with our own, and iii) the significant discount to NAV at which the shares currently trade.

As of October 31, 2018, Global Core Select held positions in 32 companies, with approximately 45% of the assets in our ten largest holdings. The Fund ended the fiscal year trading at approximately 79% of our underlying intrinsic value estimates on a weighted-average basis and our cash position was approximately 3.3%.

The Global Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements in all markets around the world. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. We use absolute, not relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that have the potential to create substantial shareholder value over many years. We thank you for your support and continued confidence in us.

6

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Growth of $10,000 Invested in BBH Global Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception, (March 28, 2013) to October 31, 2018 as compared to the MSCI World Index.

Total Return for the Period Ended October 31, 2018			
	One Year	Five Year	Since Inception
Class N	(1.11%)	4.64%	37.88%
Class R	(1.26%)	4.38%	36.07%

$18,000
$16,000
$14,000
$12,000
$10,000
$15,724
$13,788
1/31/13
4/30/13
7/31/13
10/31/13
1/31/14
4/30/14
7/31/14
10/31/14
1/31/15
4/30/15
7/31/15
10/31/15
1/31/16
4/30/16
7/31/16
10/31/16
1/31/17
4/30/17
7/31/17
10/31/17
1/31/18
4/30/18
7/31/18
10/31/18
BBH Global Core Select*
MSCI World Index

* net of fees and expenses

The annualized gross expense ratios as in the February 28, 2018 prospectus for Class N and Retail Class shares were 1.34% and 2.43%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities. The MSCI World Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

financial statements october 31, 2018	7

BBH GLOBAL CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Global Core Select:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Global Core Select (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included

8

BBH GLOBAL CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
December 21, 2018

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2018	9

BBH GLOBAL CORE SELECT

PORTFOLIO ALLOCATION
October 31, 2018

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Belgium	$3,621,964	4.1%
Canada	4,887,659	5.6
France	7,466,751	8.5
Germany	4,541,364	5.2
Ireland	5,464,687	6.2
Italy	2,646,774	3.0
Netherlands	3,259,068	3.7
Switzerland	5,219,824	5.9
United Kingdom	12,416,492	14.1
United States	34,776,523	39.5
Repurchase Agreements	1,000,000	1.1
Cash and Other Assets in Excess of Liabilities	2,731,742	3.1
NET ASSETS	$88,032,848	100.0%

All data as of October 31, 2018. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is based on the respective security’s country of incorporation.

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$7,361,108	8.4%
Communications	11,434,157	13.0
Consumer Cyclical	7,977,716	9.1
Consumer Non-Cyclical	33,844,986	38.4
Financials	15,854,495	18.0
Technology	7,828,644	8.9
Repurchase Agreements	1,000,000	1.1
Cash and Other Assets in Excess of Liabilities	2,731,742	3.1
NET ASSETS	$88,032,848	100.0%

All data as of October 31, 2018. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

10

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS
October 31, 2018

Shares		Value
	COMMON STOCK (95.8%)
	BELGIUM (4.1%)
	CONSUMER NON-CYCLICAL
25,275	Anheuser-Busch InBev S.A. NV	$1,863,259
	FINANCIALS
25,530	KBC Group NV	1,758,705
	Total Belgium	3,621,964
	CANADA (5.6%)
	CONSUMER CYCLICAL
78,245	Alimentation Couche-Tard, Inc. (Class B)	3,746,868
	FINANCIALS
14,400	Intact Financial Corp.	1,140,791
	Total Canada	4,887,659
	FRANCE (8.5%)
	COMMUNICATIONS
60,840	JCDecaux S.A.	2,002,365
	CONSUMER NON-CYCLICAL
26,070	Sanofi	2,331,184
	FINANCIALS
24,160	Wendel S.A.	3,133,202
	Total France	7,466,751
	GERMANY (5.2%)
	BASIC MATERIALS
20,975	Brenntag AG	1,097,143
27,450	Fuchs Petrolub SE	1,190,316
		2,287,459
	FINANCIALS
17,790	Deutsche Boerse AG	2,253,905
	Total Germany	4,541,364
	IRELAND (6.2%)
	BASIC MATERIALS
17,460	Linde, Plc.[1]	2,889,106
	CONSUMER NON-CYCLICAL
36,637	Perrigo Co., Plc.	2,575,581
	Total Ireland	5,464,687

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	11

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Shares		Value
	COMMON STOCK (continued)
	ITALY (3.0%)
	CONSUMER NON-CYCLICAL
344,175	Davide Campari-Milano SpA	$2,646,774
	Total Italy	2,646,774
	NETHERLANDS (3.7%)
	CONSUMER NON-CYCLICAL
15,650	Heineken Holding NV	1,355,872
35,335	Unilever NV	1,903,196
	Total Netherlands	3,259,068
	SWITZERLAND (5.9%)
	CONSUMER NON-CYCLICAL
19,330	Nestle S.A.	1,632,290
41,031	Novartis AG	3,587,534
	Total Switzerland	5,219,824
	UNITED KINGDOM (14.1%)
	COMMUNICATIONS
72,554	Liberty Global, Plc. (Class C)[1]	1,816,752
	CONSUMER NON-CYCLICAL
112,225	Diageo, Plc.	3,880,329
40,265	Reckitt Benckiser Group, Plc.	3,254,754
		7,135,083
	FINANCIALS
4,740,525	Lloyds Banking Group, Plc.	3,464,657
	Total United Kingdom	12,416,492
	UNITED STATES (39.5%)
	BASIC MATERIALS
22,535	Celanese Corp. (Series A)	2,184,543
	COMMUNICATIONS
4,658	Alphabet, Inc. (Class C)[1]	5,015,595
88,688	Discovery, Inc. (Class C)[1]	2,599,445
		7,615,040
	CONSUMER CYCLICAL
42,930	Copart, Inc.[1]	2,099,706
97,135	Qurate Retail, Inc. (Class A)[1]	2,131,142
		4,230,848

The accompanying notes are an integral part of these financial statements.

12

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Shares		Value
	COMMON STOCK (continued)
	UNITED STATES (continued)
	CONSUMER NON-CYCLICAL
18,335	FleetCor Technologies, Inc.[1]	$3,667,550
24,640	PayPal Holdings, Inc.[1]	2,074,441
34,079	Zoetis, Inc. (Class A)	3,072,222
		8,814,213
	FINANCIALS
77,085	Wells Fargo & Co.	4,103,235
	TECHNOLOGY
109,180	Oracle Corp.	5,332,351
39,693	QUALCOMM, Inc.	2,496,293
		7,828,644
	Total United States	34,776,523
	Total Common Stock (Identified cost $68,228,874)	84,301,106

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (1.1%)
$1,000,000	National Australia Bank, Ltd. (Agreement dated 10/31/18 collateralized by U.S. Treasury Note 2.625%, due 07/31/20, original par $1,020,000, valued at $1,020,000)	11/01/18	2.170%	$1,000,000
	Total Repurchase Agreements (Identified cost $1,000,000)			1,000,000
TOTAL INVESTMENTS (Identified cost $69,228,874)[2]	96.9%	$85,301,106
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	3.1%	2,731,742
NET ASSETS	100.0%	$88,032,848

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $69,581,543, the aggregate gross unrealized appreciation is $20,583,170 and the aggregate gross unrealized depreciation is $4,863,607, resulting in net unrealized appreciation of $15,719,563.

The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	13

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

14

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2018
Common Stock:
Basic Materials	$5,073,649	$2,287,459	$—	$7,361,108
Communications	9,431,792	2,002,365	—	11,434,157
Consumer Cyclical	7,977,716	—	—	7,977,716
Consumer Non-Cyclical	11,389,794	22,455,192	—	33,844,986
Financials	5,244,026	10,610,469	—	15,854,495
Technology	7,828,644	—	—	7,828,644
Repurchase Agreements	—	1,000,000	—	1,000,000
Investments, at value	$46,945,621	$38,355,485	$—	$85,301,106

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2018.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	15

BBH GLOBAL CORE SELECT

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS:
Investments in securities, at value (Identified cost $68,228,874)	$84,301,106
Repurchase agreements (Identified cost $1,000,000)	1,000,000
Cash	1,863,614
Foreign currency at value (Identified cost $17)	17
Receivables for:
Investments sold	898,626
Dividends	175,127
Investment advisory and administrative fee waiver reimbursement	2,258
Interest	60
Prepaid assets	786
Total Assets	88,241,594
LIABILITIES:
Payables for:
Investment advisory and administrative fees	84,740
Professional fees	60,625
Shares redeemed	31,000
Shareholder servicing fees	17,840
Transfer agent fees	2,963
Custody and fund accounting fees	1,833
Distribution fees	736
Board of Trustees’ fees	260
Accrued expenses and other liabilities	8,749
Total Liabilities	208,746
NET ASSETS	$88,032,848
Net Assets Consist of:
Paid-in capital	$63,412,557
Retained earnings	24,620,291
Net Assets	$88,032,848
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($86,271,951 ÷ 6,696,074 shares outstanding)	$12.88
RETAIL CLASS SHARES
($1,760,897 ÷ 137,457 shares outstanding)	$12.81

The accompanying notes are an integral part of these financial statements.

16

BBH GLOBAL CORE SELECT

STATEMENT OF OPERATIONS
For the year ended October 31, 2018

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $147,811)	$2,140,359
Interest income	130,257
Total Income	2,270,616
Expenses:
Investment advisory and administrative fees	1,218,552
Shareholder servicing fees	256,537
Professional fees	72,351
Board of Trustees’ fees	52,965
Custody and fund accounting fees	37,824
Transfer agent fees	36,623
Distribution fees	5,554
Miscellaneous expenses	66,724
Total Expenses	1,747,130
Investment advisory and administrative fee waiver	(102,348)
Expense offset arrangement	(36,641)
Net Expenses	1,608,141
Net Investment Income	662,475
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	10,977,412
Net realized loss on foreign exchange transactions and translations	(82,598)
Net realized gain on investments in securities and foreign exchange transactions and translations	10,894,814
Net change in unrealized appreciation/(depreciation) on investments in securities	(12,271,683)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(5,932)
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(12,277,615)
Net Realized and Unrealized Loss	(1,382,801)
Net Decrease in Net Assets Resulting from Operations	$(720,326)

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	17

BBH GLOBAL CORE SELECT

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$662,475	$531,369
Net realized gain on investments in securities and foreign exchange transactions and translations	10,894,814	2,885,323
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(12,277,615)	19,192,714
Net increase (decrease) in net assets resulting from operations	(720,326)	22,609,406
Dividends and distributions declared:
Class N	(2,954,827)	(593,082)[1]
Retail Class	(80,202)	(10,877)[1]
Total dividends and distributions declared	(3,035,029)	(603,959)
Share transactions:
Proceeds from sales of shares	13,323,466	10,904,266
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	2,381,377	480,926
Cost of shares redeemed	(58,271,914)	(11,071,494)
Net increase (decrease) in net assets resulting from share transactions	(42,567,071)	313,698
Total increase (decrease) in net assets	(46,322,426)	22,319,145
NET ASSETS:
Beginning of year	134,355,274	112,036,129
End of year	$88,032,848	$134,355,274 [2]

[1]	For the year ended October 31, 2017, dividends and distributions declared were only from net investment income for Class N and Retail Class.
[2]	Including undistributed net investment income of $496,880.

The accompanying notes are an integral part of these financial statements.

18

BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.32	$11.11	$11.37	$11.27	$10.99
Income from investment operations:
Net investment income[1]	0.07	0.05	0.06	0.06	0.12
Net realized and unrealized gain (loss)	(0.21)	2.22	(0.18)	0.30	0.21
Total income (loss) from investment operations	(0.14)	2.27	(0.12)	0.36	0.33
Less dividends and distributions:
From net investment income	(0.05)	(0.06)	(0.07)	(0.13)	(0.02)
From net realized gains	(0.25)	—	(0.07)	(0.13)	(0.03)
Total dividends and distributions	(0.30)	(0.06)	(0.14)	(0.26)	(0.05)
Short-term redemption fees[1]	—	—	0.00 [2]	—	0.00 [2]
Net asset value, end of year	$12.88	$13.32	$11.11	$11.37	$11.27
Total return	(1.11)%	20.54%	(1.06)%	3.27%	3.01%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$86	$130	$108	$132	$127
Ratio of expenses to average net assets before reductions	1.33%	1.36%	1.38%	1.31%	1.32%
Fee waiver	0.05%[3]	0.10%[3]	0.13%[3]	0.05%[3]	0.07%[3]
Expense offset arrangement	0.03%	0.01%	0.01%	0.01%	0.00%[4]
Ratio of expenses to average net assets after reductions	1.25%	1.25%	1.24%	1.25%	1.25%
Ratio of net investment income to average net assets	0.52%	0.44%	0.58%	0.55%	1.01%
Portfolio turnover rate	19%	23%	19%	31%	40%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.25%. The agreement is effective for all years presented and is effective through March 1, 2019. For the years ended October 31, 2018, 2017, 2016, 2015 and 2014, the waived fees were $70,117, $110,626, $146,074, $74,640 and $90,671, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	19

BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each year.

	For the years ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.24	$11.05	$11.31	$11.24	$10.98
Income from investment operations:
Net investment income[1]	0.02	0.02	0.04	0.03	0.07
Net realized and unrealized gain (loss)	(0.18)	2.20	(0.18)	0.29	0.22
Total income (loss) from investment operations	(0.16)	2.22	(0.14)	0.32	0.29
Less dividends and distributions:
From net investment income	(0.02)	(0.03)	(0.05)	(0.12)	(0.01)
From net realized gains	(0.25)	—	(0.07)	(0.13)	(0.03)
Total dividends and distributions	(0.27)	(0.03)	(0.12)	(0.25)	(0.04)
Short-term redemption fees[1]	—	—	—	—	0.01
Net asset value, end of year	$12.81	$13.24	$11.05	$11.31	$11.24
Total return	(1.26)%	20.18%	(1.25)%	2.98%	2.70%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$2	$4	$4	$4	$2
Ratio of expenses to average net assets before reductions	2.94%	2.44%	2.65%	2.93%	3.36%
Fee waiver	1.45%[2]	0.93%[2]	1.14%[2]	1.43%[2]	1.86%[2]
Expense offset arrangement	0.02%	0.01%	0.01%	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets after reductions	1.47%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.13%	0.20%	0.32%	0.29%	0.61%
Portfolio turnover rate	19%	23%	19%	31%	40%

[1]	Calculated using average shares outstanding for the year.
[2]	The ratio of expenses to average net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.50%. The agreement is effective for all years presented and is effective through March 1, 2019. For the years ended October 31, 2018, 2017, 2016, 2015 and 2014, the waived fees were $32,231, $35,288, $40,663, $41,058 and $41,099, respectively.
[3]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund is the successor to the BBH private investment fund, BBH Global Funds, LLC — Global Core Select, which launched on April 2, 2012. The Fund commenced operations on March 28, 2013. The Fund offers Class N shares and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other class of shares of the Fund. As of October 31, 2018 there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

The Fund’s repurchase agreements as of October 31, 2018 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations within the Statement of Operations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.
F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities and the Statement of Operations.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
G.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $2,954,827 and $80,202 to Class N and Retail Class shareholders, respectively, during the year ended October 31, 2018. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2018 and 2017 was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2018:	$1,398,238	$1,636,791	$3,035,029	$—	$3,035,029
2017:	603,959	—	603,959	—	603,959

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

As of October 31, 2018 and 2017, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Retained earnings/ (accumulated deficit)	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2018:	$407,144	$8,499,653	$8,906,797	$—	$(352,669)	$16,066,163	$24,620,291
2017:	1,374,478	1,635,451	3,009,929	—	(447,191)	28,343,778	30,906,516

The Fund did not have a net capital loss carryforward at October 31, 2018.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.95% on the first $3 billion of the Fund’s average daily net assets and 0.90% per annum on the Fund’s average daily net assets over $3 billion. For the year ended October 31, 2018, the Fund incurred $1,218,552 under the Agreement.

B.	Investment Advisory and Administrative Fee Waivers. Effective March 28, 2013, the Investment Adviser contractually agreed to limit the annual Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.25%. The agreement will terminate on March 1, 2019, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2018, the Investment Adviser waived fees in the amount of $70,117 and $32,231 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2018, the Fund incurred shareholder servicing fees in the amount of $252,097 and $4,440 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be 1.50% of the average daily net assets. For the year ended October 31, 2018, Retail Class shares of the Fund incurred $5,554 for Distribution (12b-1) Fees. This amount is presented under line item “Distribution fees” in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2018, the Fund incurred $37,824 in custody and fund accounting fees.
These fees for the Fund were reduced by $36,641 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2018, was $291. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2018, the Fund incurred $52,965 in independent Trustee compensation and reimbursements.

G.	Officers of the Trust. Certain officers of the Trust are also employees of BBH. Such officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the year ended October 31, 2018, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $22,428,344 and $55,001,894, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest, at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2018		For the year ended October 31, 2017
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	972,167	$13,141,827	891,299	$10,859,908
Shares issued in connection with reinvestments of dividends	172,526	2,308,404	41,531	470,955
Shares redeemed	(4,245,795)	(55,913,343)	(901,051)	(10,675,842)
Net increase (decrease)	(3,101,102)	$(40,463,112)	31,779	$655,021
Retail Class
Shares sold	13,515	$181,639	3,632	$44,358
Shares issued in connection with reinvestments of dividends	5,478	72,973	882	9,971
Shares redeemed	(175,571)	(2,358,571)	(31,411)	(395,652)
Net decrease	(156,578)	$(2,103,959)	(26,897)	$(341,323)

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (medium-sized company risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from

28

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of ASC 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted. Management does not expect the application of ASU 2018-13 will have material impact on the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

B.	Regulation S-X. In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, U.S. GAAP or changes in the information environment”. The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 and after).

The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.

8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2018 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

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BBH GLOBAL CORE SELECT

DISCLOSURE OF FUND EXPENSES
October 31, 2018 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2018 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Class N
Actual	$1,000	$993	$6.28
Hypothetical[2]	$1,000	$1,019	$6.36

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Retail Class
Actual	$1,000	$992	$7.11
Hypothetical[2]	$1,000	$1,018	$7.20

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.42% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

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CONFLICTS OF INTEREST
October 31, 2018 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

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CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

34

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the

financial statements october 31, 2018	35

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

36

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

financial statements october 31, 2018	37

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

38

BBH GLOBAL CORE SELECT

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2018 (unaudited)

The Fund hereby designates $4,170,708 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $1,398,824 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2018. In January 2019, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2018. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$1,648,025	$147,811

45.76% of the ordinary income dividends paid by the Fund during the year ended October 31, 2018 qualifies for the dividends received deduction available to corporate shareholders.

financial statements october 31, 2018	39

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Information pertaining to the Trustees of the BBH Trust (the “Trust”) and executive officers of the BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.

Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.

Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.

John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).

40

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	7	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012- present); Director of BBH Luxembourg S.C.A. (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	7	None.

financial statements october 31, 2018	41

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014).

Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005

42

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014; Financial Reporting Manager, BNY Mellon Corporation (2010-2014).
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2018	43

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this report and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2018

BBH PARTNER FUND – INTERNATIONAL EQUITY

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2018

For the trailing twelve-month period ended October 31, 2018, the BBH Partner Fund – International Equity (the “Fund” or “BBH International”) Class I Shares returned -4.12%, net of fees. The Fund’s benchmark, the MSCI Europe, Australasia Far East Index (the “EAFE”), returned -6.85% over the same period. For the five years ending October 31, 2018, BBH International has returned +2.65% per year, net of fees, while the MSCI EAFE has returned +2.02% per year.

Over the trailing twelve-month period, the Fund outperformed its benchmark primarily due to an overweight position in cash and individual security performance from the following holdings: adidas AG, Lonza Group, Seven & i Holdings, and Thompson Reuters Corp. The largest detractors to trailing twelve-month performance include: Fresenius SE & Co KGaA, Alibaba Group Holdings, Credit Suisse Group AG, Melrose Industries PLC, and a lack of exposure to the Energy sector.

In 2017, the Fund made key changes to the management of the strategy. Effective February 24, 2017, the Fund manager transitioned assets from previous sub-advisers, Mondrian and Walter Scott, to Select Equity Group (“SEG”) as the sole sub-adviser.

Select Equity Group invests in a concentrated portfolio of predominantly non-U.S. domiciled businesses that are deemed to be “Select Equity pedigree”. The key criteria used to evaluate a company are as follows:

■ Predictable Growth: SEG typically looks for businesses that are able to grow earnings per share and free cash flow at a double-digit rate per year throughout the cycle. Additionally, the team prefers companies that can achieve this growth in a highly predictable and sustainable manner.

■ Strong Returns on Invested Capital (ROIC): the team looks for companies that have strong ROICs, better than average returns on assets, etc. that are achieved through having strong and growing margins and low capital intensity.

■ Defensible Competitive Moat(s): the team spends most of their time assessing the nature of a company’s “moat”. Companies with strong moats and/or natural barriers to entry that protect a company’s competitive advantage enable continued earnings per share and ROIC growth.

■ Capital Stewardship: strong management teams with good capital allocation skills are essential to perpetuating the above characteristics of a company.

2

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

SEG believes that, with patience, the market will provide an attractive opportunity to invest at what the investment team deems a fair valuation. The Firm has maintained a research-intensive, value-based approached to investing in high-quality businesses.

Since the sub-adviser transition on February 24, 2017, the Fund returned +5.78% (annualized, net of fees), while the MSCI EAFE returned +4.69% (annualized). Over this period, the Fund outperformed its benchmark primarily due to individual security performance from the following holdings: adidas AG, Amadeus IT Group SA, Safran SA, and LVMH Moet Hennessy Louis Vuitton SE. The largest detractors to performance over this period include: Alibaba Group Holdings, Grupo Televisa SAB, Dentsu Inc, Fresenius SE & Co KGaA, and a lack of exposure to the Energy sector.

financial statements october 31, 2018	3

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Growth of $10,000 Invested in BBH Partner Fund – International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund (Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares) over the ten years ended October 31, 2018 as compared to the MSCI EAFE.

Total Return for the Period Ended October 31, 2018			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class I	(4.12%)	2.65%	6.74%

$26,000
$22,000
$18,000
$14,000
$10,000
$6,000
$19,473
$19,202
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
BBH Partner Fund – International Equity*
MSCI EAFE

* net of fees and expenses

The annualized gross expense ratio as in the February 28, 2018 prospectus for Class I shares was 0.73%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

4

BBH PARTNER FUND – INTERNATIONAL EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Partner Fund – International Equity:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of BBH Partner Fund – International Equity (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included

financial statements october 31, 2018	5

BBH PARTNER FUND – INTERNATIONAL EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
December 21, 2018

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

6

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO ALLOCATION
October 31, 2018

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Bermuda	$15,910,181	1.1%
Brazil	27,644,365	1.8
Canada	64,936,859	4.3
Cayman Islands	91,450,463	6.1
France	148,245,889	9.8
Germany	170,984,076	11.4
Hong Kong	78,221,445	5.2
Ireland	36,949,190	2.4
Japan	68,104,059	4.5
Jersey	47,603,931	3.2
Netherlands	77,354,714	5.1
South Korea	24,854,912	1.6
Spain	37,082,880	2.5
Sweden	35,696,097	2.4
Switzerland	297,830,229	19.8
United Kingdom	188,945,569	12.5
United States	20,551,220	1.4
Registered Investments Companies: United States	39,200,000	2.6
Cash and Other Assets in Excess of Liabilities	34,167,266	2.3
NET ASSETS	$1,505,733,345	100.0%

All data as of October 31, 2018. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	7

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO ALLOCATION (continued)
October 31, 2018

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$43,208,665	2.9%
Communications	101,645,646	6.7
Consumer Cyclical	304,882,431	20.2
Consumer Non-Cyclical	414,414,752	27.5
Financials	243,857,055	16.2
Industrials	175,509,507	11.7
Technology	148,848,023	9.9
Registered Investment Companies	39,200,000	2.6
Cash and Other Assets in Excess of Liabilities	34,167,266	2.3
NET ASSETS	$1,505,733,345	100.0%

All data as of October 31, 2018. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS
October 31, 2018

Shares/ Units		Value
	COMMON STOCK (95.1%)
	BERMUDA (1.1%)
	CONSUMER NON-CYCLICAL
302,878	IHS Markit, Ltd.[1]	$15,910,181
	Total Bermuda	15,910,181

	BRAZIL (1.8%)
	CONSUMER NON-CYCLICAL
6,283,087	Ambev SA	27,644,365
	Total Brazil	27,644,365

	CANADA (4.3%)
	CONSUMER CYCLICAL
412,122	Alimentation Couche-Tard, Inc. (Class B)	19,735,022
	FINANCIALS
541,686	Brookfield Asset Management, Inc. (Class A)	22,073,705
	TECHNOLOGY
33,515	Constellation Software, Inc.	23,128,132
	Total Canada	64,936,859

	CAYMAN ISLANDS (6.1%)
	COMMUNICATIONS
455,268	Alibaba Group Holding, Ltd. ADR[1]	64,775,531
786,700	Tencent Holdings, Ltd.	26,674,932
	Total Cayman Islands	91,450,463

	FRANCE (9.8%)
	BASIC MATERIALS
356,546	Air Liquide SA	43,208,665
	CONSUMER CYCLICAL
132,034	LVMH Moet Hennessy Louis Vuitton SE	40,018,225
	TECHNOLOGY
531,566	Capgemini SE	65,018,999
	Total France	148,245,889

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	9

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Shares/ Units		Value
	COMMON STOCKS (continued)
	GERMANY (11.4%)
	CONSUMER CYCLICAL
183,987	Adidas AG	$43,359,345
	CONSUMER NON-CYCLICAL
1,069,795	Fresenius SE & Co. KGaA	68,208,254
376,721	Merck KGaA	40,386,671
		108,594,925
	TECHNOLOGY
177,488	SAP SE	19,029,806
	Total Germany	170,984,076

	HONG KONG (5.2%)
	FINANCIALS
10,280,410	AIA Group, Ltd.	78,221,445
	Total Hong Kong	78,221,445

	IRELAND (2.4%)
	INDUSTRIALS
1,236,026	CRH, Plc.	36,949,190
	Total Ireland	36,949,190

	JAPAN (4.5%)
	COMMUNICATIONS
220,025	Dentsu, Inc.	10,195,183
	CONSUMER NON-CYCLICAL
897,210	Seven & i Holdings Co., Ltd.	38,815,552
	INDUSTRIALS
39,200	Keyence Corp.	19,093,324
	Total Japan	68,104,059

The accompanying notes are an integral part of these financial statements.

10

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Shares/ Units		Value
	COMMON STOCKS (continued)
	JERSEY (3.2%)
	CONSUMER CYCLICAL
705,740	Ferguson, Plc.	$47,603,931
	Total Jersey	47,603,931

	NETHERLANDS (5.1%)
	CONSUMER NON-CYCLICAL
395,777	Heineken NV	35,683,628
	TECHNOLOGY
243,591	ASML Holding NV	41,671,086
	Total Netherlands	77,354,714

	SOUTH KOREA (1.6%)
	CONSUMER NON-CYCLICAL
27,027	LG Household & Health Care, Ltd.	24,854,912
	Total South Korea	24,854,912

	SPAIN (2.5%)
	CONSUMER CYCLICAL
1,314,222	Industria de Diseno Textil SA	37,082,880
	Total Spain	37,082,880

	SWEDEN (2.4%)
	INDUSTRIALS
1,131,360	Atlas Copco AB (Class A)	28,006,877
156,851	Hexagon AB (Class B)	7,689,220
	Total Sweden	35,696,097

	SWITZERLAND (19.8%)
	CONSUMER CYCLICAL
514,970	Cie Financiere Richemont SA	37,600,772

The accompanying notes are an integral part of these financial statements.

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BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Shares/ Units		Value
	COMMON STOCKS (continued)
	SWITZERLAND (continued)
	CONSUMER NON-CYCLICAL
50,696	Lonza Group AG1	$15,916,097
852,116	Nestle SA	71,955,549
12,778	SGS SA	30,311,468
		118,183,114
	FINANCIALS
2,546,694	Credit Suisse Group AG1	33,231,886
35,209	Partners Group Holding AG	25,043,561
		58,275,447
	INDUSTRIALS
846,216	ABB, Ltd.	17,032,617
289,011	Kuehne + Nagel International AG	40,185,324
206,834	Sika AG	26,552,955
		83,770,896
	Total Switzerland	297,830,229

	UNITED KINGDOM (12.5%)
	CONSUMER CYCLICAL
4,040,755	Compass Group, Plc.	79,482,256
	CONSUMER NON-CYCLICAL
1,221,717	RELX, Plc.	24,176,855
	FINANCIALS
21,744,934	Melrose Industries, Plc.	46,778,019
1,920,264	Prudential, Plc.	38,508,439
		85,286,458
	Total United Kingdom	188,945,569

	UNITED STATES (1.4%)
	CONSUMER NON-CYCLICAL
223,772	Worldpay, Inc. (Class A)[1]	20,551,220
	Total United States	20,551,220
	Total Common Stock (Identified cost $1,450,279,298)	1,432,366,079

The accompanying notes are an integral part of these financial statements.

12

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Shares/ Units		Value
	REGISTERED INVESTMENT COMPANIES (2.6%)
39,200,000	Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio, Institutional Share Class	$39,200,000
	Total Registered Investment Companies (Identified cost $39,200,000)	39,200,000

TOTAL INVESTMENTS (Identified cost $1,489,479,298)[2]	97.7%	$1,471,566,079
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.3%	34,167,266
NET ASSETS	100.0%	$1,505,733,345

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $1,491,081,743, the aggregate gross unrealized appreciation is $99,580,394 and the aggregate gross unrealized depreciation is $119,096,058, resulting in net unrealized depreciation of $19,515,664.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviations:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	13

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

14

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	15

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2018
Common Stock:
Bermuda	$15,910,181	$—	$—	$15,910,181
Brazil	—	27,644,365	—	27,644,365
Canada	64,936,859	—	—	64,936,859
Cayman Islands	64,775,531	26,674,932	—	91,450,463
France	—	148,245,889	—	148,245,889
Germany	—	170,984,076	—	170,984,076
Hong Kong	—	78,221,445	—	78,221,445
Ireland	—	36,949,190	—	36,949,190
Japan	—	68,104,059	—	68,104,059
Jersey	—	47,603,931	—	47,603,931
Netherlands	—	77,354,714	—	77,354,714
South Korea	—	24,854,912	—	24,854,912
Spain	—	37,082,880	—	37,082,880
Sweden	—	35,696,097	—	35,696,097
Switzerland	—	297,830,229	—	297,830,229
United Kingdom	—	188,945,569	—	188,945,569
United States	20,551,220	—	—	20,551,220
Registered Investment Companies: United States	39,200,000	—	—	39,200,000
Investments, at value	$205,373,791	$1,266,192,288	$—	$1,471,566,079

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended October 31, 2018.

The accompanying notes are an integral part of these financial statements.

16

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS:
Investments in securities, at value (Identified cost $1,489,479,298)	$1,471,566,079
Cash	29,090,548
Foreign currency at value (Identified cost $4)	4
Receivables for:
Dividends	4,819,999
Shares sold	1,414,375
Investments sold	395,432
Prepaid assets	72,774
Total Assets	1,507,359,211
LIABILITIES:
Payables for:
Investment advisory and administrative fees	849,179
Shares redeemed	688,062
Professional fees	65,952
Transfer agent fees	3,702
Board of Trustees’ fees	288
Accrued expenses and other liabilities	18,683
Total Liabilities	1,625,866
NET ASSETS	$1,505,733,345
Net Assets Consist of:
Paid-in capital	$1,420,125,022
Retained earnings	85,608,323
Net Assets	$1,505,733,345
NET ASSET VALUE AND OFFERING PRICE PER SHARE

CLASS I SHARES
($1,505,733,345 ÷ 101,077,433 shares outstanding)	$14.90

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	17

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENT OF OPERATIONS
For the year ended October 31, 2018

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $2,348,951)	$27,279,720
Other income	206
Total Income	27,279,926
Expenses:
Investment advisory and administrative fees	9,648,016
Custody and fund accounting fees	402,338
Professional fees	75,292
Board of Trustees’ fees	53,133
Transfer agent fees	32,561
Miscellaneous expenses	114,383
Total Expenses	10,325,723
Expense offset arrangement	(524,200)
Net Expenses	9,801,523
Net Investment Income	17,478,403
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	89,420,370
Net realized loss on foreign exchange transactions and translations	(723,474)
Net realized gain on investments in securities and foreign exchange transactions and translations	88,696,896
Net change in unrealized appreciation/(depreciation) on investments in securities	(176,057,960)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(60,633)
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(176,118,593)
Net Realized and Unrealized Loss	(87,421,697)
Net Decrease in Net Assets Resulting from Operations	$(69,943,294)

The accompanying notes are an integral part of these financial statements.

18

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2018	2017
INCREASE IN NET ASSETS:
Operations:
Net investment income	$17,478,403	$10,719,147
Net realized gain on investments in securities and foreign exchange transactions and translations	88,696,896	148,540,985
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(176,118,593)	41,034,703
Net increase (decrease) in net assets resulting from operations	(69,943,294)	200,294,835
Dividends and distributions declared:
Class N1	—	(912,244)[2]
Class I	(102,915,403)	(20,664,200)[2]
Total dividends and distributions declared	(102,915,403)	(21,576,444)
Share transactions:
Proceeds from sales of shares	324,005,397	425,081,311 [3]
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	4,374,243	1,195,485
Proceeds from short-term redemption fees	—	5,129
Cost of shares redeemed	(75,329,408)	(138,701,031)[3]
Net increase in net assets resulting from share transactions	253,050,232	287,580,894
Total increase in net assets	80,191,535	466,299,285
NET ASSETS:
Beginning of year	1,425,541,810	959,242,525
End of year	$1,505,733,345	$1,425,541,810 [4]

[1]	Effective February 24, 2017 Class N shares were converted into Class I shares.
[2]	For the year ended October 31, 2017, dividends and distributions declared where only from net investment income for Class N and Class I.
[3]	Includes share exchanges. See note 5 in Notes to Financial Statements.
[4]	Including undistributed net investment income of $8,990,100.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	19

BBH PARTNER FUND – INTERNATIONAL EQUITY

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2018	2017*	2016	2015	2014
Net asset value, beginning of year	$16.75	$14.46	$14.54	$15.16	$15.43
Income from investment operations:
Net investment income[1]	0.18	0.14	0.34	0.26	0.40
Net realized and unrealized gain (loss)	(0.83)	2.47	(0.14)	(0.49)	(0.38)
Total income (loss) from investment operations	(0.65)	2.61	0.20	(0.23)	0.02
Less dividends and distributions:
From net investment income	(0.10)	(0.32)	(0.28)	(0.39)	(0.29)
From net realized gains	(1.10)	—	—	—	—
Total dividends and distributions	(1.20)	(0.32)	(0.28)	(0.39)	(0.29)
Short-term redemption fees[1]	—	0.00 [2]	0.00 [2]	0.00 [2]	—
Net asset value, end of year	$14.90	$16.75	$14.46	$14.54	$15.16
Total return	(4.12)%	18.51%	1.51%	(1.42)%	0.21%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$1,506	$1,426	$914	$68	$86
Ratio of expenses to average net assets before reductions	0.68%	0.74%	0.85%	0.89%	0.90%
Expense offset arrangement	0.03%	0.01%	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets after reductions	0.65%	0.73%	0.85%	0.89%	0.90%
Ratio of net investment income to average net assets	1.15%	0.91%	2.41%	1.77%	2.62%
Portfolio turnover rate	124%	130%	12%	18%	15%

*	Effective February 24, 2017 Class N shares were converted into Class I shares.
[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

20

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997. The Fund currently offers one class of shares designated as Class I shares. The investment objective of the Fund is long-term maximization of total return, primarily through capital appreciation. As of October 31, 2018, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that

financial statements october 31, 2018	21

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. During the year ended October 31, 2018, the Fund had no open contracts.
E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign

22

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

currency translations within the Statement of Operations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities and the Statement of Operations.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any such interest or penalties. The

financial statements october 31, 2018	23

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $102,915,403 to Class I shares during the year ended October 31, 2018. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2018 and 2017, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2018:	$17,240,637	$85,674,766	$102,915,403	$—	$102,915,403
2017:	21,576,444	—	21,576,444	—	21,576,444

As of October 31, 2018 and 2017, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Retained earnings/ (accumulated deficit)	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2018:	$52,353,382	$52,846,121	$105,199,503	$—	$(1,602,445)	$(17,988,735)	$85,608,323
2017:	17,227,537	85,667,346	102,894,883	—	(100,912)	158,129,858	260,923,829

The Fund did not have a net capital loss carryforward at October 31, 2018.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates

A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s sub-adviser, currently Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”). The Sub-adviser is responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-adviser and evaluates its performance results. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of average daily net assets and 0.60% per annum on all average daily net assets over $3 billion. The Investment Adviser pays its Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2018, the Fund incurred $9,648,016 for services under the Agreement.
B.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2018, the Fund incurred $402,338 in custody and fund accounting fees. These fees for the Fund were reduced by $524,200 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2018, was $3,208. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

financial statements october 31, 2018	25

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

C.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2018, the Fund incurred $53,133 in independent Trustee compensation and expense reimbursements.
D.	Officers of the Trust. Certain officers of the Trust are also employees of BBH. Such officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the year ended October 31, 2018, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $2,013,306,741 and $1,846,389,523 respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares. Transactions in Class N shares and Class I shares were as follows:
	For the year ended October 31, 2018			For the year ended October 31, 2017
	Shares	Dollars		Shares	Dollars
Class N
Shares sold	N/A	$	N/A	254,302	$3,635,185
Shares issued in connection with reinvestments of dividends	N/A		N/A	63,325	885,747
Proceeds from short-term redemption fees	N/A		N/A	N/A	—
Shares redeemed	N/A		N/A	(3,432,844)	(50,037,147)
Net decrease	N/A	$	N/A	(3,115,217)	$(45,516,215)
Class I
Shares sold	20,426,475		$324,005,397	27,598,208	$421,446,126
Shares issued in connection with reinvestments of dividends	283,237		4,374,243	22,126	309,738
Proceeds from short-term redemption fees	N/A		—	N/A	5,129
Shares redeemed	(4,744,185)		(75,329,408)	(5,731,089)	(88,663,884)
Net increase	15,965,527		$253,050,232	21,889,245	$333,097,109

26

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the year ended October 31, 2017. Specifically:
During the year ended October 31, 2017, 3,299,230 shares of Class N were exchanged for 3,295,030 shares of Class I valued at $48,140,385.

6. Principal Risk Factors and Indemnifications.

A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub-Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). The Fund may, from time to time, invest in a limited number of issuers. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses (concentrated portfolio holdings risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The derivatives held by the Fund including forwards and futures, may be riskier than other types of investments and may increase the volatility of the Fund (derivatives risk). Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Because the Fund invests in large cap company securities, it may underperform other

financial statements october 31, 2018	27

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted and Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Fund’s financial statements.
B.	Regulation S-X. In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, U.S. GAAP or changes in the information environment”. The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 and after).

28

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.

8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2018 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2018	29

BBH PARTNER FUND – INTERNATIONAL EQUITY

DISCLOSURE OF FUND EXPENSES
October 31, 2018 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

30

BBH PARTNER FUND – INTERNATIONAL EQUITY

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2018 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Class I
Actual	$1,000	$932	$3.07
Hypothetical[2]	$1,000	$1,022	$3.21

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.63% for I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2018	31

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST
October 31, 2018 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may

32

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser and Sub-Adviser, sponsor and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management

financial statements october 31, 2018	33

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-adviser’s clients (“cross trades”), including the Fund, if BBH, the Investment Adviser or the Sub-adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-adviser’s decision to engage in these transactions for the Fund. BBH, the Investment Adviser and/or the Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Sub-Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Sub-Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Sub-Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Sub-Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

The Sub-Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this

34

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result,

financial statements october 31, 2018	35

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

36

BBH PARTNER FUND – INTERNATIONAL EQUITY

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2018 (unaudited)

The Fund hereby designates $88,131,575 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $17,240,637 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2018. In January 2019, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2018. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$27,048,504	$2,348,952

financial statements october 31, 2018	37

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).

38

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Director of BBH Luxembourg Funds (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	7	None.

financial statements october 31, 2018	39

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014).

Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

40

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014; Financial Reporting Manager, BNY Mellon Corporation (2010-2014).
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2018	41

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this report and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2018

BBH LIMITED DURATION FUND

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2018

Performance

	Total Returns			Average Annual Total Returns				
As of 10/31/2018	1 Mo.*	3 Mo.*	YTD*,^	1 Yr.	3 Yr.	5 Yr.	10 Yr.	Since Inception[3]
BBH Limited Duration Fund (Class I)[1]	0.15%	0.71%	1.86%	2.11%	2.34%	1.76%	3.17%	3.95%
BBH Limited Duration Fund (Class N)[2]	0.13%	0.58%	1.79%	2.03%	2.19%	1.59%	3.00%	3.78%
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	0.14%	0.35%	0.39%	0.18%	0.44%	0.56%	1.02%	2.67%
As of 09/30/2018	1 Mo.*	3 Mo.*	YTD*,^	1 Yr.	3 Yr.	5 Yr.	10 Yr.	Since Inception
BBH Limited Duration Fund (Class I)	0.13%	0.80%	1.71%	2.15%	2.39%	1.80%	2.88%	3.96%
BBH Limited Duration Fund (Class N)	0.12%	0.78%	1.66%	1.98%	2.21%	1.63%	2.70%	3.79%
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	-0.12%	0.19%	0.24%	-0.04%	0.36%	0.56%	1.10%	2.68%

Class I: Total Expense Ratio (%) 0.28
Class N: Total Expense Ratio (%) 0.67

All performance is net of fees
Sources: BBH & Co. and Bloomberg

* Returns are not annualized.

^ The YTD performance is based on a calendar year.

Past performance does not guarantee future results, and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For performance current to the most recent month-end please call 1-800-625-5759.

[1] The Class I shares commenced operations on December 3, 2002. Prior to December 3, 2002, performance reflects performance of the Class N shares adjusted to assume that all charges, expenses and fees were deducted. Performance prior to December 22, 2000 is that of the BBH Broad Market Fixed Income Portfolio adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. [2] The Class N shares commenced operations on December 22, 2000. Performance prior to December 22, 2000 is that of the BBH Broad Market Fixed Income Portfolio adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. [3] "Inception Date" (7/20/2000) is the inception date of the BBH Broad Market Fixed Income Portfolio.

The Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index is an unmanaged index of fixed rate obligations of the U.S. Treasury with maturities ranging from 1 to 3 years. The index is not available for direct investment.

This material is not authorized for distributed unless accompanied or preceded by a current Fund prospectus.

We are very pleased with the BBH Limited Duration Fund (the “Fund”) I-shares performance these past 12 months. The Fund’s I-shares finished its fiscal year ended October 31, 2018 up 2.11% (2.03% for the N-shares), well ahead of the Bloomberg Barclays US 1-3 Year Treasury Bond Index return of 0.18%. Nearly three-quarters of the Fund’s total return arose from security selection and sector exposure arising from security selection.

Our investment process is focused on finding individual issues that meet our credit criteria and have the potential, according to our valuation methodology, to outperform similar duration U.S. Treasuries by the largest margin. This security selection not only drives our sector exposure, but often makes the most difference to performance over time. The components of our performance this year break down as follows: Had we owned a Treasury portfolio in the same maturities as the Fund, it would have earned about 0.69% (after 0.27% fees and expenses). Had we owned a basket of index credits in the same credit rating, durations, and sectors as our portfolio, that would have generated an additional 0.42% (totaling 1.11%). The remaining 1.0% of annual return was attributable to our selection of individual securities outperforming their respective sub-indexes. Coincidentally, last year’s selection contribution was also 1.00%.

2

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

We view security selection, and the resulting sector exposure, as the indicators of skill for a fundamental manager, and we are proud of our track record of adding value in these dimensions. We started this year with great concern about corporate valuations, so we are particularly pleased that we were able to add value across multiple sectors:

Certainly our emphasis on short, high quality asset-backed securities (ABS) allowed us to generate yields in excess of Treasuries without exposing the Fund to the corporate spread widening that occurred during the Fund’s fiscal year and continues into the end of calendar 2018.

ABS are generally shorter in duration, so few individual names contribute outsize returns. Collectively, however, they added up to a large contribution (as seen above). The largest individual additions to performance came largely from longer duration corporate issuers, primarily financial sector, including two insurance companies (United, Fairfax) and two direct lenders (Drawbridge, Business Development Corp of America). The only material detractors were a technology company (Western Digital) and a Pharmaceutical company (Mallinckrodt). Performance contribution is presented in basis points (a basis point is 0.01%):

All of these top-contributing holdings are among the longer duration and lower-rated positions in the portfolio — a handful of deeper value opportunities that we were able to identify in an environment where we view good opportunities as few and far between.

financial statements october 31, 2018	3

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Over the course of the Fund’s fiscal year, the Federal Reserve (“Fed”) raised rates four times. These hikes, which were widely telegraphed beforehand, have nonetheless begun to shake up fixed income markets. Going into the year we felt that pricing of credit, and corporate credit in particular, was too expensive. As the year progressed, a number of factors conspired to drive credit spreads wider: Fed hikes made risk-free alternatives more attractive to fixed income investors; hedging costs for Euro-based and Yen-based investors increased; central banks reversed their quantitative easing programs in both Europe and the United States; and investors began to focus on the rapidly expanding Treasury and corporate issuance calendars for 2019. The spread on the Bloomberg Barclays U.S. Aggregate Corporate Index ended the year at 1.19% in excess of Treasuries, about 0.24% higher than the end of October 2017. As we write this letter in early December, this spread index is now up to 1.45%.

Narrowing index spreads generally indicate fewer valuation opportunities, and widening spreads mean greater opportunities. Our process, which is based on investing only when valuations are attractive, will cause us to assume incrementally more risk when there are more opportunities — to take risk only if we are well compensated. The spread duration (a measure of exposure to changing credit spreads) of the Fund has tended to move up with higher spreads and decline with lower spreads, reflecting our process at work, as depicted below.

4

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Similarly, as rates increased through the year, the Fund increased its effective duration slightly, to take advantage of not only higher rates, but slightly more “slope” in the curve, or compensation for duration risk.

Although spreads have widened, and we are seeing more attractive valuations today than in the past 18 months, we still view credit markets as expensive in longer historical context. For this reason, the conservative positioning of the Fund adopted over the last two years is unlikely to change rapidly. It is possible that the appetite for credit may increase again after this Fall’s uncertainty, but the market tone might also turn negative for some period of time. Our process of investing one opportunity at a time results in gradual adjustment as the valuation environment changes.

Our summary for 2018 is very similar to a year ago: We are pleased to have generated extra performance through security and sector selection; we view the fixed income environment with caution, protecting our investors by limiting rate and spread exposure; and we continue to believe that our process of value-driven investing should produce the best returns for our shareholders over time.

Thank you very much indeed for investing alongside us in the BBH Limited Duration Fund, and we wish you a happy and prosperous New Year.

Sincerely yours,

Andrew P. Hofer

Neil Hohmann

financial statements october 31, 2018	5

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2018 as compared to the BCTSY.

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
$13,439
$11,066
BBH Limited Duration Fund*
BCTSY

Total Return for the Period Ended October 31, 2018			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class N	2.03%	1.59%	3.00%
Class I	2.11%	1.76%	3.17%

* net of fees and expenses

The annualized gross expense ratios as in the February 28, 2018 prospectus for Class N and Class I shares were 0.67% and 0.28%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

6

BBH LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Limited Duration Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
December 21, 2018

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2018	7

BBH LIMITED DURATION FUND

PORTFOLIO ALLOCATION
October 31, 2018

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$2,871,290,416	45.8%
Commercial Mortgage Backed Securities	253,443,753	4.0
Corporate Bonds	1,754,169,649	27.9
Loan Participations and Assignments	763,233,826	12.2
Municipal Bonds	131,038,434	2.1
U.S. Government Agency Obligations	101,552,309	1.6
U.S. Treasury Bills	481,581,643	7.7
Liabilities in Excess of Other Assets	(80,776,712)	(1.3)
NET ASSETS	$6,275,533,318	100.0%

All data as of October 31, 2018. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (45.8%)
$ 19,896,895	AIM Aviation Finance, Ltd. 2015-1A1	02/15/40	4.213%	$19,839,444
22,121,154	Ally Auto Receivables Trust 2018-1	09/15/20	2.140	22,071,242
48,170,000	American Express Credit Account Master Trust 2018-1	10/17/22	2.670	47,874,424
7,215,061	AmeriCredit Automobile Receivables Trust 2017-2	09/18/20	1.650	7,199,408
24,970,621	AmeriCredit Automobile Receivables Trust 2017-4	05/18/21	1.830	24,875,458
7,498,288	ARI Fleet Lease Trust 2017-A1	04/15/26	1.910	7,444,817
6,918,727	AXIS Equipment Finance Receivables IV LLC 2016-1A1	11/20/21	2.210	6,879,071
24,499,985	AXIS Equipment Finance Receivables IV LLC 2018-1A1	12/20/23	3.240	24,345,496
20,580,000	AXIS Equipment Finance Receivables VI LLC 2018-2A1	07/20/22	3.890	20,581,735
5,138,873	BCC Funding XIII LLC 2016-1[1]	12/20/21	2.200	5,119,117
30,200,028	Business Jet Securities LLC 2018-1[1]	02/15/33	4.335	30,096,222
48,857,949	Business Jet Securities LLC 2018-2[1]	06/15/33	4.447	48,821,085
4,834,644	Canadian Pacer Auto Receivables Trust 2017-1A1	12/19/19	1.772	4,827,361
30,111,796	Canadian Pacer Auto Receivables Trust 2018-1A1	08/19/20	2.700	30,078,390
39,695,185	Capital Auto Receivables Asset Trust 2018-1[1]	10/20/20	2.540	39,638,286
24,634,850	Capital Automotive REIT LLC 2017-1A1	04/15/47	3.870	24,364,399
18,059,288	CarMax Auto Owner Trust 2018-1	05/17/21	2.230	17,989,988
44,810,000	CarMax Auto Owner Trust 2018-2	08/16/21	2.730	44,729,535
1,968,900	Cazenovia Creek Funding I LLC 2015-1A1	12/10/23	2.000	1,964,593
55,969,365	Cazenovia Creek Funding II LLC 2018-1A1	07/15/30	3.561	55,720,654
23,871,595	CCG Receivables Trust 2017-1[1]	11/14/23	1.840	23,668,646
12,090,000	CCG Receivables Trust 2018-1[1]	06/16/25	2.500	12,010,083
20,779,399	Chesapeake Funding II LLC 2017-2A1	05/15/29	1.990	20,567,744
21,964,840	Chesapeake Funding II LLC 2017-4A1	11/15/29	2.120	21,672,299
31,740,000	Chesapeake Funding II LLC 2018-1A1	04/15/30	3.040	31,601,274

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	9

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 20,649,840	Chesterfield Financial Holdings LLC 2014-1A1	12/15/34	4.500%	$20,587,783
47,700,000	Citibank Credit Card Issuance Trust 2017-A2	01/19/21	1.740	47,604,595
6,776,268	Credit Acceptance Auto Loan Trust 2016-2A1	11/15/23	2.420	6,766,273
15,480,000	Credit Acceptance Auto Loan Trust 2017-1A1	10/15/25	2.560	15,398,591
50,700,000	Credit Acceptance Auto Loan Trust 2017-2A1	02/17/26	2.550	50,302,750
25,550,000	Credit Acceptance Auto Loan Trust 2017-3A1	06/15/26	2.650	25,237,536
37,120,000	Daimler Trucks Retail Trust 2018-1[1]	07/15/21	2.850	37,021,970
22,900,000	DLL LLC 2018-1[1]	11/17/20	2.810	22,867,448
12,649,792	DLL Securitization Trust 2017-A1	07/15/20	1.890	12,600,189
6,544,434	Drive Auto Receivables Trust 2018-1	04/15/20	2.230	6,541,062
11,705,643	Eagle I, Ltd. 2014-1A1	12/15/39	4.310	11,703,787
18,716,906	ECAF I, Ltd. 2015-1A1	06/15/40	3.473	18,517,430
21,900,000	Elm Trust 2016-1A1	06/20/25	4.163	21,696,052
23,340,000	Elm Trust 2018-2A1	10/20/27	4.605	23,357,115
16,087,101	Emerald Aviation Finance, Ltd. 2013-1[1]	10/15/38	4.650	16,083,748
12,523,049	Engs Commercial Finance Trust 2018-1A1	02/22/21	2.970	12,481,704
6,755,616	Enterprise Fleet Financing LLC 2016-2[1]	02/22/22	1.740	6,729,459
10,316,991	Enterprise Fleet Financing LLC 2017-1[1]	07/20/22	2.130	10,258,267
16,242,957	Enterprise Fleet Financing LLC 2017-2[1]	01/20/23	1.970	16,119,570
22,145,245	Enterprise Fleet Financing LLC 2017-3[1]	05/22/23	2.130	21,932,433
24,320,000	Enterprise Fleet Financing LLC 2018-1[1]	10/20/23	2.870	24,214,969
24,155,307	Exeter Automobile Receivables Trust 2018-3A1	01/18/22	2.900	24,119,477
19,182,653	Finance of America Structured Securities Trust 2017-HB1[1,2,3]	11/25/27	2.321	19,123,379
29,817,609	Finance of America Structured Securities Trust 2018-HB1[1,2,3]	09/25/28	3.375	29,816,669

The accompanying notes are an integral part of these financial statements.

10

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 14,500,000	Ford Credit Auto Owner Trust 2014-2[1]	04/15/26	2.310%	$14,395,430
44,320,000	Ford Credit Floorplan Master Owner Trust A 2017-2	09/15/22	2.160	43,459,704
4,064,684	Foursight Capital Automobile Receivables Trust 2015-1[1]	01/15/21	2.340	4,053,075
9,059,874	Foursight Capital Automobile Receivables Trust 2017-1[1]	04/15/22	2.370	9,006,528
16,420,000	Foursight Capital Automobile Receivables Trust 2018-2[1]	04/15/22	3.320	16,419,655
21,607,525	FREED ABS Trust 2018-1[1]	07/18/24	3.610	21,576,724
11,220,000	FREED ABS Trust 2018-2[1]	10/20/25	3.990	11,215,703
1,569,411	FRS I LLC 2013-1A1	04/15/43	1.800	1,562,483
3,604,943	Global Container Assets, Ltd. 2015-1A1	02/05/30	2.100	3,595,173
19,700,000	GM Financial Consumer Automobile Receivables Trust 2018-2	05/17/21	2.550	19,659,042
1,852,567	GM Financial Consumer Automobile 2017-1A1	03/16/20	1.510	1,850,289
12,180,000	GM Financial Consumer Automobile 2017-1A1	10/18/21	1.780	12,046,663
32,520,000	GMF Floorplan Owner Revolving Trust 2017-2[1]	07/15/22	2.130	31,877,867
11,280,000	GreatAmerica Leasing Receivables Funding LLC 2018-1[1]	05/15/20	2.350	11,243,218
24,690,000	Hercules Capital Funding Trust 2018-1A1	11/22/27	4.605	24,736,294
20,683,633	Hertz Fleet Lease Funding LP 2017-1[1]	04/10/31	2.130	20,549,034
19,930,000	Hertz Vehicle Financing LLC 2018-2A1	06/27/22	3.650	19,856,239
50,290,415	Honda Auto Receivables Owner Trust 2018-1	06/15/20	2.360	50,178,997
32,160,000	Hyundai Auto Receivables Trust 2018-A	04/15/21	2.550	32,085,308
10,800,000	John Deere Owner Trust 2018-A	10/15/20	2.420	10,778,070
38,860,000	Lendmark Funding Trust 2017-1A1	12/22/25	2.830	38,348,560
18,340,000	Lendmark Funding Trust 2017-2A1	05/20/26	2.800	18,057,557
14,220,000	Lendmark Funding Trust 2018-1A1	12/21/26	3.810	14,131,759
19,500,000	Mariner Finance Issuance Trust 2017-AA1	02/20/29	3.620	19,476,243

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	11

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 55,510,000	Mariner Finance Issuance Trust 2017-BA1	12/20/29	2.920%	$54,647,708
712,765	MCA Fund I Holding LLC2014-1 (3-Month USD-LIBOR + 2.000%)[1,2]	08/15/24	4.314	712,843
19,263,912	MCA Fund II Holding LLC2017-1 (3-Month USD-LIBOR + 1.650%)[1,2]	08/15/28	3.964	19,263,719
4,473,554	MMAF Equipment Finance LLC 2017-AA1	05/18/20	1.730	4,461,488
20,415,237	MMAF Equipment Finance LLC 2017-B1	10/15/20	1.930	20,320,313
21,973,500	Motor Plc. 2017-1A (1-Month USD-LIBOR + 0.530%)[1,2]	09/25/24	2.811	21,972,138
8,570,092	Nationstar HECM Loan Trust 2017-2A1,2,3	09/25/27	2.038	8,508,499
22,187,362	Nationstar HECM Loan Trust 2018-1A1,2,3	02/25/28	2.760	22,182,547
19,098,621	Nationstar HECM Loan Trust 2018-2A1,2,3	07/25/28	3.188	19,053,739
5,496,172	Navitas Equipment Receivables LLC 2016-1[1]	06/15/21	2.200	5,481,916
10,768,541	New Mexico Educational Assistance Foundation 2013-1 (1-Month USD-LIBOR + 0.700%)[2]	01/02/25	2.956	10,782,432
3,111,070	Newtek Small Business Loan Trust 2010-1 (1-Month USD-LIBOR + 2.300%)[1,2]	02/25/41	4.581	3,124,812
13,301,057	Newtek Small Business Loan Trust 2016-1A (1-Month USD-LIBOR + 3.000%)[1,2]	02/25/42	5.281	13,521,356
22,200,000	NextGear Floorplan Master Owner Trust 2016-2A1	09/15/21	2.190	22,022,327
16,020,000	NextGear Floorplan Master Owner Trust 2017-2A1	10/17/22	2.560	15,718,420
21,040,000	NextGear Floorplan Master Owner Trust 2018-2A1	10/16/23	3.690	21,097,500
The accompanying notes are an integral part of these financial statements.

12

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 37,691,525	Nissan Auto Receivables Owner Trust 2018-A	12/15/20	2.390%	$37,595,947
38,465,000	OnDeck Asset Securitization Trust LLC 2018-1A1	04/18/22	3.500	38,298,654
26,190,000	OneMain Financial Issuance Trust 2015-1A1	03/18/26	3.850	26,288,446
24,865,000	Oportun Funding X LLC 2018-C1	10/08/24	4.100	24,834,709
4,084,256	OSCAR US Funding Trust VI LLC 2017-1A1	05/11/20	2.300	4,079,494
17,529,627	OSCAR US Funding Trust VII LLC 2017-2A1	11/10/20	2.130	17,451,199
23,398,584	OSCAR US Funding Trust VIII LLC 2018-1A1	04/12/21	2.910	23,352,770
13,110,000	OSCAR US Funding Trust IX LLC 2018-2A1	08/10/21	3.150	13,088,001
18,920,000	OSCAR US Funding Trust IX LLC 2018-2A1	09/12/22	3.390	18,820,178
4,587,586	Oxford Finance Funding LLC 2014-1A1	12/15/22	3.475	4,582,869
13,906,066	Oxford Finance Funding LLC 2016-1A1	06/17/24	3.968	13,922,759
29,000,000	PFS Financing Corp. 2017-AA (1-Month USD-LIBOR + 0.580%)[1,2]	03/15/21	2.860	29,035,566
26,450,000	PFS Financing Corp. 2017-BA1	07/15/22	2.220	25,909,793
34,310,000	PFS Financing Corp. 2017-D1	10/17/22	2.400	33,631,990
21,680,000	PFS Financing Corp. 2018-B1	02/15/23	2.890	21,431,742
4,238,861	ReadyCap Lending Small Business Loan Trust 2015-1 (1-Month USD-LIBOR + 1.250%)[2]	12/25/38	3.531	4,236,996
17,940,000	Regional Management Issuance Trust 2018-1[1]	07/15/27	3.830	17,852,155
9,897,963	Santander Drive Auto Receivables Trust 2015-3	01/15/21	2.740	9,895,833
13,647,705	Santander Drive Auto Receivables Trust 2018-1	11/16/20	2.100	13,628,546
8,885,000	Santander Drive Auto Receivables Trust 2018-2	09/15/21	2.750	8,855,367

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	13

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 20,120,000	Securitized Term Auto Receivables Trust 2018-1A1	12/29/20	2.807%	$20,086,589
15,950,537	Shenton Aircraft Investment I, Ltd. 2015-1A1	10/15/42	4.750	16,046,675
33,095,816	Spirit Master Funding LLC 2014-4A1	01/20/45	3.501	33,009,128
41,369,840	Spirit Master Funding LLC 2017-1A1	12/20/47	4.360	41,027,877
34,770,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T2[1]	11/15/49	2.750	34,668,990
19,684,211	STORE Master Funding LLC 2013-3A1	11/20/43	4.240	19,585,829
30,805,000	SWC Funding LLC 2018-1A1,4	08/15/33	4.750	30,418,385
14,417,500	TAL Advantage V LLC 2014-3A1	11/21/39	3.270	14,074,661
3,832,038	Tax Ease Funding LLC 2016-1A1	06/15/28	3.131	3,818,798
23,926,928	Textainer Marine Containers V, Ltd. 2017-1A1	05/20/42	3.720	23,536,904
32,734,400	Textainer Marine Containers V, Ltd. 2017-2A1	06/20/42	3.520	31,813,640
6,537,713	TLF National Tax Lien Trust 2017-1A1	12/15/29	3.090	6,502,700
61,740,000	Trafigura Securitisation Finance, Plc. 2017-1A1	12/15/20	2.470	60,454,265
27,390,000	Trafigura Securitisation Finance, Plc. 2018-1A1	03/15/22	3.730	27,366,280
49,712,527	Triton Container Finance IV LLC 2017-2A1	08/20/42	3.620	48,460,592
4,850,035	United Auto Credit Securitization Trust 2018-1[1]	04/10/20	2.260	4,843,115
2,332,692	Utah State Board of Regents 2011-1 (3-Month USD-LIBOR + 0.850%)[2]	05/01/29	3.193	2,345,965
7,232,482	Veros Automobile Receivables Trust 2017-1[1]	04/17/23	2.840	7,210,001
15,830,000	Veros Automobile Receivables Trust 2018-1[1]	05/15/23	3.630	15,805,462
30,243,558	Westlake Automobile Receivables Trust 2018-1A1	12/15/20	2.240	30,140,346

The accompanying notes are an integral part of these financial statements.

14

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PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 64,480,000	World Financial Network Credit Card Master Trust 2017-A	03/15/24	2.120%	$63,336,292
10,310,000	World Financial Network Credit Card Master Trust 2017-B	06/15/23	1.980	10,225,140
50,885,000	World Financial Network Credit Card Master Trust 2018-A	12/16/24	3.070	50,413,566
21,193,857	World Omni Auto Receivables Trust 2018-A	05/17/21	2.190	21,113,333
29,900,000	World Omni Auto Receivables Trust 2018-B	07/15/21	2.570	29,822,897
30,450,000	WRG Debt Funding II LLC 2017-1[1,4]	03/15/26	4.458	30,275,573
	Total Asset Backed Securities (Identified cost $2,889,603,619)			2,871,290,416
	COMMERCIAL MORTGAGE BACKED SECURITIES (4.0%)
15,540,000	Aventura Mall Trust 2013-AVM[1,2,3]	12/05/32	3.867	15,686,064
26,807,000	BB-UBS Trust 2012-TFT[1,2,3]	06/05/30	3.584	26,066,703
43,000,000	BX Commercial Mortgage Trust 2018-IND (1-Month USD-LIBOR + 0.750%)[1,2]	11/15/35	3.030	42,978,070
30,910,000	BXMT, Ltd. 2017-FL1 (1-Month USD-LIBOR + 0.870%)[1,2]	06/15/35	3.160	30,928,187
31,329,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 2.900%)[1,2]	11/15/31	5.180	31,164,426
4,656,846	Commercial Mortgage Pass Through Certificates 2013-GAM[1]	02/10/28	1.705	4,568,351
9,690,000	Commercial Mortgage Pass Through Certificates 2013-GAM[1,2,3]	02/10/28	3.417	9,395,603
22,660,000	Commercial Mortgage Pass Through Certificates 2014-TWC (1-Month USD-LIBOR + 0.850%)[1,2]	02/13/32	3.127	22,652,867
29,435,000	Hospitality Mortgage Trust 2017-HIT (1-Month USD-LIBOR + 0.850%)[1,2]	05/08/30	3.131	29,435,194

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	15

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$ 32,615,000	Morgan Stanley Capital I Trust 2017-CLS (1-Month USD-LIBOR + 0.700%)[1,2]	11/15/34	2.980%	$32,594,713
7,978,573	WFCG Commercial Mortgage Trust 2015-BXRP (1-Month USD-LIBOR + 1.472%)[1,2]	11/15/29	3.751	7,973,575
	Total Commercial Mortgage Backed Securities (Identified cost $254,529,015)			253,443,753
	CORPORATE BONDS (27.9%)
	AEROSPACE/DEFENSE (0.4%)
24,988,000	BAE Systems Holdings, Inc.[1]	06/01/19	6.375	25,437,011
	AGRICULTURE (0.5%)
30,710,000	Bunge Ltd. Finance Corp.	03/15/24	4.350	30,138,898
	AUTO MANUFACTURERS (0.9%)
27,950,000	Ford Motor Credit Co. LLC	01/08/19	2.943	27,943,229
28,550,000	General Motors Financial Co., Inc.	01/15/19	3.100	28,557,090
				56,500,319
	BANKS (10.4%)
24,290,000	ANZ New Zealand (Int’l), Ltd., London Branch[1]	02/01/19	2.250	24,245,599
25,580,000	ANZ New Zealand (Int’l), Ltd., London Branch[1]	09/23/19	2.600	25,451,755
19,435,000	ASB Bank, Ltd.[1]	06/14/23	3.750	19,208,944
32,360,000	Bank of America Corp.	06/01/19	7.625	33,204,166
4,975,000	BNZ International Funding, Ltd., London Branch[1]	02/21/20	2.400	4,907,887
24,335,000	BNZ International Funding, Ltd., London Branch[1]	03/02/21	2.750	23,826,559
14,660,000	BNZ International Funding, Ltd., London Branch[1]	03/01/23	3.375	14,302,993
38,280,000	Citizens Bank NA	03/14/19	2.500	38,228,413
17,940,000	Commonwealth Bank of Australia	09/06/19	2.300	17,825,902

The accompanying notes are an integral part of these financial statements.

16

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$ 26,250,000	Commonwealth Bank of Australia[1]	10/15/19	5.000%	$26,710,135
2,627,000	Fifth Third Bank	03/15/19	2.300	2,622,559
20,035,000	JPMorgan Chase Bank NA (3-Month USD-LIBOR + 0.350%)[2]	04/26/21	3.086	19,957,465
40,856,000	KeyBank NA	03/08/19	2.350	40,789,251
49,001,000	Morgan Stanley	01/24/19	2.500	48,969,449
11,920,000	MUFG Americas Holdings Corp.	02/10/20	2.250	11,820,481
32,252,000	MUFG Bank, Ltd.[1]	03/10/19	2.300	32,179,309
13,760,000	National Australia Bank, Ltd.	09/20/21	3.375	13,660,212
38,712,000	Royal Bank of Canada	04/15/19	1.625	38,509,220
39,890,000	Skandinaviska Enskilda Banken AB	03/11/20	2.300	39,319,254
12,345,000	Skandinaviska Enskilda Banken AB	03/15/21	2.625	12,070,813
27,414,000	Svenska Handelsbanken AB	01/25/19	2.500	27,398,100
6,979,000	Svenska Handelsbanken AB	10/01/20	2.400	6,850,240
25,085,000	Toronto-Dominion Bank	04/07/21	2.125	24,377,505
39,945,000	Wells Fargo Bank NA	01/15/20	2.400	39,606,810
14,405,000	Wells Fargo Bank NA	01/15/21	2.600	14,128,419
7,395,000	Wells Fargo Bank NA (3-Month USD-LIBOR + 0.490%)[2]	07/23/21	3.325	7,369,475
11,428,000	Westpac Banking Corp.	11/19/19	4.875	11,632,104
35,277,000	Westpac Banking Corp.	03/06/20	2.150	34,771,212
				653,944,231
	BEVERAGES (0.3%)
19,020,000	Anheuser-Busch InBev Finance, Inc.	02/01/21	2.650	18,646,447
	BIOTECHNOLOGY (0.8%)
50,910,000	Amgen, Inc.	05/10/19	1.900	50,660,619
	COMMERCIAL SERVICES (0.4%)
27,350,000	United Rentals North America, Inc.	07/15/23	4.625	27,110,688
	COMPUTERS (0.4%)
6,790,000	Dell International LLC / EMC Corp.[1]	06/15/21	4.420	6,846,333
17,250,000	Dell International LLC / EMC Corp.[1]	06/15/23	5.450	17,878,959
				24,725,292

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	17

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	DIVERSIFIED FINANCIAL SERVICES (1.7%)
$ 1,174,756	Ahold Lease Series 2001-A-1 Pass Through Trust	01/02/20	7.820%	$1,182,693
20,500,000	Air Lease Corp.	01/15/19	3.375	20,505,197
3,750,000	Alliance Data Systems Corp.[1]	11/01/21	5.875	3,814,875
8,790,000	Alliance Data Systems Corp.[1]	08/01/22	5.375	8,822,962
21,335,000	Credit Acceptance Corp.	02/15/21	6.125	21,384,071
49,455,000	Drawbridge Special Opportunities Fund[1]	08/01/21	5.000	49,458,495
				105,168,293
	ELECTRIC (2.9%)
37,629,000	Berkshire Hathaway Energy Co.	11/15/18	2.000	37,620,307
17,618,000	Dominion Energy, Inc.	01/15/19	1.875	17,592,627
54,231,000	Duke Energy Progress LLC	01/15/19	5.300	54,555,363
30,395,000	Electricite de France SA1	01/22/19	2.150	30,323,268
17,000,000	Electricite de France SA1	10/13/20	2.350	16,675,383
8,080,000	Mississippi Power Co. (3-Month USD-LIBOR + 0.650%)[2]	03/27/20	3.031	8,080,824
19,690,000	Nevada Power Co.	04/15/20	2.750	19,598,351
				184,446,123
	INSURANCE (2.8%)
24,310,000	Athene Global Funding[1]	01/25/22	4.000	24,394,102
12,290,000	Enstar Group, Ltd.	03/10/22	4.500	12,282,167
7,638,000	Marsh & McLennan Cos., Inc.	09/10/19	2.350	7,594,455
22,800,000	New York Life Global Funding[1]	04/09/20	2.000	22,453,174
31,810,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	28,854,851
31,750,000	United Insurance Holdings Corp.	12/15/27	6.250	32,392,621
33,330,000	Vitality Re V, Ltd. (Underlying Investment Yield + 1.750%)[1,2]	01/07/20	4.080	33,369,996
16,740,000	Vitality Re VIII, Ltd. (Underlying Investment Yield + 1.750%)[1,2]	01/08/22	4.080	16,830,396
				178,171,762

The accompanying notes are an integral part of these financial statements.

18

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value

	CORPORATE BONDS (continued)
	INTERNET (0.2%)
$ 11,680,000	Expedia Group, Inc.	08/15/20	5.950%	$12,128,306
	INVESTMENT COMPANIES (1.4%)
6,800,000	Ares Capital Corp.	11/30/18	4.875	6,809,588
1,845,000	Ares Capital Corp.	01/19/22	3.625	1,807,126
35,855,000	Business Development Corp. of America[1]	12/30/22	4.750	35,219,639
963,403	Carlyle Investment Management LLC[4]	07/15/19	4.339	963,403
22,645,000	FS Investment Corp.	01/15/20	4.250	22,714,834
21,515,000	PennantPark Investment Corp.	10/01/19	4.500	21,600,250
				89,114,840
	MACHINERY—CONSTRUCTION & MINING (1.0%)
10,397,000	Caterpillar Financial Services Corp.	05/18/19	1.350	10,307,170
17,525,000	Caterpillar Financial Services Corp.	01/10/20	2.100	17,328,362
35,330,000	Caterpillar Financial Services Corp.	03/15/21	2.900	34,955,673
				62,591,205
	MEDIA (0.1%)
8,781,000	TEGNA, Inc.	10/15/19	5.125	8,759,048
	PHARMACEUTICALS (0.8%)
34,063,000	AbbVie, Inc.	05/14/20	2.500	33,618,130
14,000,000	AbbVie, Inc.	05/14/21	2.300	13,564,258
				47,182,388
	PIPELINES (1.2%)
36,120,000	Kinder Morgan Energy Partners LP	02/01/19	2.650	36,050,730
22,261,000	TransCanada PipeLines, Ltd.	01/15/19	3.125	22,268,477
18,843,000	TransCanada PipeLines, Ltd.	01/15/19	7.125	18,987,656
				77,306,863
	REAL ESTATE (0.2%)
11,490,000	Prologis International Funding II SA1	02/15/20	4.875	11,632,187
	RETAIL (0.6%)
35,660,000	Walmart, Inc.	06/23/21	3.125	35,645,736

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	19

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	TELECOMMUNICATIONS (0.3%)
$ 21,147,750	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC[1]	03/20/23	3.360%	$20,936,273
	TRANSPORTATION (0.3%)
16,626,000	Burlington Northern Santa Fe LLC	10/01/19	4.700	16,871,970
	TRUCKING & LEASING (0.3%)
17,180,000	Park Aerospace Holdings, Ltd.[1]	08/15/22	5.250	17,051,150
	Total Corporate Bonds (Identified cost $1,763,162,690)			1,754,169,649	`
	LOAN PARTICIPATIONS AND ASSIGNMENTS (12.2%)
20,000,000	American Tower Corporation (1-Month USD-LIBOR + 0.875%)[2]	03/29/19	3.125	20,000,000
11,434,098	Analog Devices, Inc. (1-Month USD-LIBOR + 1.125%)[2]	09/23/19	3.365	11,434,098
3,826,381	Analog Devices, Inc. (3-Month USD-LIBOR + 1.250%)[2]	09/23/21	3.530	3,816,815
9,568,711	Aria Energy Operating LLC (1-Month USD-LIBOR + 4.500%)[2]	05/27/22	6.802	9,568,711
64,130,603	AT&T, Inc. Term A (1-Month USD-LIBOR + 1.125%)[2]	12/14/20	3.405	64,010,678
18,785,655	Avolon TLB Borrower 1 (US) LLC Term B3 (1-Month USD-LIBOR + 2.000%)[2]	01/15/25	4.280	18,726,105
4,987,500	BCP Renaissance Parent LLC (3-Month USD-LIBOR + 3.500%)[2]	10/31/24	6.027	4,999,969
16,519,202	Brixmor Operating Partnership LP (1-Month USD-LIBOR + 1.400%)[2]	03/18/19	3.713	16,519,202
34,936,000	Charter Communications Operating LLC (CCO Safari LLC) Term B (1-Month USD-LIBOR + 2.000%)[2]	04/30/25	4.310	34,931,808
29,924,242	Clean Harbors, Inc. (1-Month USD-LIBOR + 1.750%)[2]	06/30/24	4.052	29,952,371

The accompanying notes are an integral part of these financial statements.

20

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$ 36,335,673	Dell International LLC Term A2 (1-Month USD-LIBOR + 1.750%)[2]	09/07/21	4.060%	$36,260,095
24,998,333	Dell International LLC Term B (1-Month USD-LIBOR + 2.000%)[2]	09/07/23	4.310	24,960,835
34,844,329	Delos Finance S.a.r.l (3-Month USD-LIBOR + 1.750%)[2]	10/06/23	4.136	34,873,250
26,591,862	Eastern Power LLC (TPF II LC LLC) (1-Month USD-LIBOR + 3.750%)[2]	10/02/23	6.052	26,521,127
35,000,000	Elanco Animal Health, Inc. (3-Month USD-LIBOR + 1.250%)[2]	09/06/21	3.809	35,000,000
34,416,750	Frontera Generation Holdings LLC (3-Month USD-LIBOR + 4.250%)[2]	05/02/25	6.524	34,502,792
7,882,353	HCA, Inc. Term A5 (1-Month USD-LIBOR + 1.500%)[2]	06/10/20	3.802	7,892,206
13,042,459	HCA, Inc. Term B11 (1-Month USD-LIBOR + 1.750%)[2]	03/17/23	4.052	13,084,325
13,306,650	Kestrel Acquisition LLC Term B (1-Month USD-LIBOR + 4.250%)[2]	06/02/25	6.560	13,384,228
18,905,000	Mallinckrodt International Finance SA (3-Month USD-LIBOR + 3.000%)[2]	02/24/25	5.517	18,760,188
9,640,298	Mallinckrodt International Finance SA Term B (3-Month USD-LIBOR + 2.750%)[2]	09/24/24	5.136	9,506,201
38,888,889	Marvell Technology Group, Ltd. Term A (1-Month USD-LIBOR + 1.375%)[2]	06/04/21	3.665	38,840,278
17,909,501	RPI Finance Trust Term A4 (3-Month USD-LIBOR + 1.500%)[2]	05/04/22	3.886	17,898,397
46,912,332	RPI Finance Trust Term B6 (3-Month USD-LIBOR + 2.000%)[2]	03/27/23	4.386	46,920,776
24,617,309	Sprint Communications, Inc. (1-Month USD-LIBOR + 2.500%)[2]	02/02/24	4.813	24,594,168
12,614,251	SS&C Technologies Holdings, Inc. Term B3 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.552	12,544,116

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	21

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$ 3,635,128	SS&C Technologies Holdings, Inc. Term B4 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.552%	$3,614,916
5,535,000	SS&C Technologies Holdings, Inc. Term B5 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.552	5,501,402
21,255,017	Terraform Power Operating LLC (1-Month USD-LIBOR + 2.000%)[2]	11/08/22	4.302	21,255,017
14,961,929	Vistra Operations Co. LLC (Tex Operations Company LLC) (1-Month USD-LIBOR + 2.000%)[2]	08/04/23	4.302	14,920,335
32,898,123	Western Digital Corp. Term B4 (1-Month USD-LIBOR + 1.750%)[2]	04/29/23	4.044	32,661,585
46,800,000	Western Union Company (1-Month USD-LIBOR + 1.500%)[2]	04/09/21	3.790	46,800,000
29,008,000	Wyndham Hotels & Resorts, Inc. Term B (1-Month USD-LIBOR + 1.750%)[2]	05/30/25	4.052	28,977,832
	Total Loan Participations and Assignments (Identified cost $764,239,254)			763,233,826
	MUNICIPAL BONDS (2.1%)
14,250,000	Baylor Health Care System, Revenue Bonds[2,3]	11/15/25	3.256	14,245,583
14,525,000	New Jersey Economic Development Authority, Revenue Bonds	06/15/21	5.000	15,288,579
10,100,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD-LIBOR + 0.700%)[2]	01/01/24	2.279	10,113,736
85,500,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD-LIBOR + 0.700%)[2]	01/01/24	2.279	85,616,280
5,893,000	Pennsylvania Industrial Development Authority, Revenue Bonds[1]	07/01/21	2.967	5,774,256
	Total Municipal Bonds (Identified cost $130,365,855)			131,038,434

The accompanying notes are an integral part of these financial statements.

22

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (1.6%)
$ 85,000,000	Federal Home Loan Bank Discount Notes[5]	11/01/18	0.000%	$85,000,000
108,205	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.791%)[2]	04/01/36	3.874	113,558
17,720	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (6-Month USD-LIBOR + 1.740%)[2]	12/01/36	4.240	18,643
25,664	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.745%)[2]	01/01/37	3.557	26,912
38,036	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.884%)[2]	02/01/37	3.884	39,832
7,117,954	Federal National Mortgage Association (FNMA)	07/01/35	5.000	7,526,867
476,271	Federal National Mortgage Association (FNMA)	11/01/35	5.500	510,634
49,037	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.954%)[2]	07/01/36	4.704	51,893
101,598	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.714%)[2]	09/01/36	4.464	106,665
52,476	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.820%)[2]	01/01/37	3.620	55,198
414,165	Federal National Mortgage Association (FNMA)	08/01/37	5.500	443,820
4,836,901	Federal National Mortgage Association (FNMA)	08/01/37	5.500	5,185,495
2,197,967	Federal National Mortgage Association (FNMA)	06/01/40	6.500	2,457,632
14,688	Government National Mortgage Association (GNMA) (1-Year CMT Index + 1.500%)[2]	08/20/29	3.750	15,160
	Total U.S. Government Agency Obligations (Identified cost $101,437,606)			101,552,309

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	23

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BILLS (7.7%)
$ 50,000,000	U.S. Treasury Bill[5]	11/15/18	0.000%	$49,960,139
45,000,000	U.S. Treasury Bill[5]	12/06/18	0.000	44,907,644
65,000,000	U.S. Treasury Bill[5,6]	01/03/19	0.000	64,748,470
50,000,000	U.S. Treasury Bill[5]	01/17/19	0.000	49,760,311
75,000,000	U.S. Treasury Bill[5]	02/07/19	0.000	74,532,458
50,000,000	U.S. Treasury Bill[5]	02/21/19	0.000	49,642,222
100,000,000	U.S. Treasury Bill[5]	03/28/19	0.000	99,038,885
50,000,000	U.S. Treasury Bill[5]	08/15/19	0.000	48,991,514

	Total U.S. Treasury Bills (Identified cost $481,681,220)			481,581,643
TOTAL INVESTMENTS (Identified cost $6,385,019,259)[7]			101.3%	$6,356,310,030
LIABILITIES IN EXCESS OF OTHER ASSETS			(1.3)%	(80,776,712)
NET ASSETS			100.0%	$6,275,533,318

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2018 was $3,034,041,513 or 48.3% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2018 coupon or interest rate.
[3]	This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[4]	Security that used significant unobservable inputs to determine fair value.
[5]	Security issued with zero coupon. Income is recognized through accretion of discount.
[6]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[7]	The aggregate cost for federal income tax purposes is $6,388,522,354, the aggregate gross unrealized appreciation is $5,316,714 and the aggregate gross unrealized depreciation is $34,032,737, resulting in net unrealized depreciation of $28,716,023.

Abbreviations:
CMT – Constant Maturity Treasury.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

LIBOR – London Interbank Offered Rate.

The accompanying notes are an integral part of these financial statements.

24

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2018:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain/(Loss)
Contracts to Sell:
U.S. Treasury 2-Year Notes	175	December 2018	$36,976,953	$36,864,844	$112,109
U.S. Treasury 5-Year Notes	2,214	December 2018	251,187,318	248,815,548	2,371,770
U.S. Treasury 10-Year Notes	561	December 2018	67,455,859	66,443,437	1,012,422
					$3,496,301

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

— Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

— Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).

— Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	25

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include asset backed securities and certain corporate debt securities.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

26

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2018
Asset Backed Securities	$—	$2,810,596,458	$60,693,958	$2,871,290,416
Commercial Mortgage Backed Securities	—	253,443,753	—	253,443,753
Corporate Bonds	—	1,753,206,246	963,403	1,754,169,649
Loan Participations and Assignments	—	763,233,826	—	763,233,826
Municipal Bonds	—	131,038,434	—	131,038,434
U.S. Government Agency Obligations	—	101,552,309	—	101,552,309
U.S. Treasury Bills	—	481,581,643	—	481,581,643
Total Investments, at value	$—	$6,294,652,669	$61,657,361	$6,356,310,030
Other Financial Instruments, at value
Financial Futures Contracts	$3,496,301	$—	$—	$3,496,301
Other Financial Instruments, at value	$3,496,301	$—	$—	$3,496,301

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. During the period ended October 31, 2018, there were no transfers between Levels 1 and 2 or Levels 1 and 3. A security with a value of $30,275,573 was transferred from Level 2 to Level 3 due to a reduction in the availability of significant observable inputs to determine fair value.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	27

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period ended October 31, 2018:

	Asset Back Securities	Corporate Bonds	Total
Balance as of October 31, 2017	$—	$2,247,939	$2,247,939
Purchases	30,588,170	—	30,588,170
Sales / Paydowns	—	(1,284,536)	(1,284,536)
Realized gains (losses)	—	—	—
Change in unrealized appreciation (depreciation)	(186,943)	—	(186,943)
Amortization	17,158	—	17,158
Transfers from Level 3	—	—	—
Transfers to Level 3	30,275,573	—	30,275,573
Balance as of October 31, 2018	$60,693,958	$963,403	$61,657,361

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

28

BBH LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS:
Investments in securities, at value (Identified cost $6,385,019,259)	$6,356,310,030
Cash	1,242,492
Cash collateral for futures contracts	2,797,272
Receivables for:
Interest	22,016,758
Shares sold	19,200,443
Investments sold	11,170,032
Futures variation margin on open contracts	699,029
Investment advisory and administrative fee waiver reimbursement	10,334
Other	2,611,517
Prepaid assets	39,688
Total Assets	6,416,097,595
LIABILITIES:
Payables for:
Investments purchased	130,854,912
Shares redeemed	7,943,218
Investment advisory and administrative fees	1,354,815
Custody and fund accounting fees	144,602
Periodic distributions	109,897
Professional fees	89,091
Shareholder servicing fees	43,609
Transfer agent fees	3,521
Board of Trustees’ fees	287
Accrued expenses and other liabilities	20,325
Total Liabilities	140,564,277
NET ASSETS	$6,275,533,318
Net Assets Consist of:
Paid-in capital	$6,343,563,804
Accumulated deficit	(68,030,486)
Net Assets	$6,275,533,318

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($275,461,442 ÷ 27,135,131 shares outstanding)	$10.15
CLASS I SHARES
($6,000,071,876 ÷ 591,312,712 shares outstanding)	$10.15

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	29

BBH LIMITED DURATION FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2018

NET INVESTMENT INCOME:
Income:
Interest income	$177,762,719
Other income	1,170,941
Total Income	178,933,660
Expenses:
Investment advisory and administrative fees	16,368,364
Custody and fund accounting fees	697,511
Shareholder servicing fees	326,643
Professional fees	100,472
Board of Trustees’ fees	52,715
Transfer agent fees	45,193
Miscellaneous expenses	285,736
Total Expenses	17,876,634
Investment advisory and administrative fee waiver	(242,627)
Expense offset arrangement	(223,362)
Net Expenses	17,410,645
Net Investment Income	161,523,015
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(9,524,499)
Net realized gain on futures contracts	16,113,283
Net realized gain on investments in securities and futures contracts	6,588,784
Net change in unrealized appreciation/(depreciation) on investments in securities	(33,024,717)
Net change in unrealized appreciation/(depreciation) on futures contracts	(1,861,590)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(34,886,307)
Net Realized and Unrealized Loss	(28,297,523)
Net Increase in Net Assets Resulting from Operations	$133,225,492

The accompanying notes are an integral part of these financial statements.

30

BBH LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2018	2017
INCREASE IN NET ASSETS:
Operations:
Net investment income	$161,523,015	$127,287,300
Net realized gain on investments in securities and futures contracts	6,588,784	11,359,824
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(34,886,307)	20,117,102
Net increase in net assets resulting from operations	133,225,492	158,764,226
Dividends and distributions declared:
Class N	(4,285,493)	(1,046,363)[1]
Class I	(156,716,668)	(124,987,733)[1]
Total dividends and distributions declared	(161,002,161)	(126,034,096)
Share transactions:
Proceeds from sales of shares[2]	3,374,484,922	4,351,810,164
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	30,595,806	16,722,566
Cost of shares redeemed[2]	(3,520,060,947)	(2,762,241,924)
Net increase (decrease) in net assets resulting from share transactions	(114,980,219)	1,606,290,806
Total increase (decrease) in net assets	(142,756,888)	1,639,020,936
NET ASSETS:
Beginning of year	6,418,290,206	4,779,269,270
End of year	$6,275,533,318	$6,418,290,206 [3]

[1]	For the year ended October 31, 2017, dividends and distributions declared were only from net investment income for Class N and Class I.
[2]	Includes share exchanges. See Note 5 in Notes to Financial Statements.
[3]	Including undistributed net investment income of $1,712,065.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	31

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.19	$10.13	$10.14	$10.31	$10.35
Income from investment operations:
Net investment income[1]	0.26	0.21	0.19	0.18	0.14
Net realized and unrealized gain (loss)	(0.06)	0.05	(0.00)[2]	(0.17)	(0.01)
Total income from investment operations	0.20	0.26	0.19	0.01	0.13
Less dividends and distributions:
From net investment income	(0.24)	(0.20)	(0.20)	(0.18)	(0.14)
From net realized gains	—	—	—	—	(0.03)
Total dividends and distributions	(0.24)	(0.20)	(0.20)	(0.18)	(0.17)
Net asset value, end of year	$10.15	$10.19	$10.13	$10.14	$10.31
Total return	2.03%	2.64%	1.90%	0.10%	1.32%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$275	$72	$42	$2,557	$2,625
Ratio of expenses to average net assets before reductions	0.50%	0.67%	0.49%	0.48%	0.48%
Fee waiver	0.15%[3]	0.27%[3]	0.01%[3]	—%	—%
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.35%	0.40%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.52%	2.05%	1.91%	1.75%	1.36%
Portfolio turnover rate	48%	52%	53%	46%	35%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the years ended October 31, 2018, 2017 and 2016, reflect fees reduced as result of voluntary operating expense limitation of the share class. Prior to March 24, 2017, the expense limitation of the share class was 0.48%. Following March 24, 2017, the expense limitation was changed to 0.35%. The agreement is effective for the periods beginning on December 29, 2015 and can be changed at any time at the sole discretion of the Investment Advisor. For the years ended October 31, 2018, 2017 and 2016, the waived fees were $242,627, $132,560 and $45,079, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.19	$10.13	$10.14	$10.31	$10.35
Income from investment operations:
Net investment income[1]	0.25	0.22	0.22	0.20	0.16
Net realized and unrealized gain (loss)	(0.04)	0.06	(0.01)	(0.17)	(0.01)
Total income from investment operations	0.21	0.28	0.21	0.03	0.15
Less dividends and distributions:
From net investment income	(0.25)	(0.22)	(0.22)	(0.20)	(0.16)
From net realized gains	—	—	—	—	(0.03)
Total dividends and distributions	(0.25)	(0.22)	(0.22)	(0.20)	(0.19)
Net asset value, end of year	$10.15	$10.19	$10.13	$10.14	$10.31
Total return	2.11%	2.77%	2.13%	0.30%	1.52%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$6,000	$6,346	$4,737	$2,153	$2,547
Ratio of expenses to average net assets before reductions	0.27%	0.28%	0.27%	0.28%	0.29%
Expense offset arrangement	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Ratio of expenses to average net assets after reductions	0.27%	0.28%	0.27%	0.28%	0.29%
Ratio of net investment income to average net assets	2.47%	2.17%	2.21%	1.94%	1.56%
Portfolio turnover rate	48%	52%	53%	46%	35%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	33

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 22, 2000. The Fund offers Class N and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2018, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

34

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2018, are listed in the Portfolio of Investments.

For the year ended October 31, 2018, the average monthly notional amount of open futures contracts was $444,429,555. The range of monthly notional amounts was $341,269,609 to $723,558,283.

financial statements october 31, 2018	35

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

Fair Values of Derivative Instruments as of October 31, 2018

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$3,496,301	*	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$—
Total		$3,496,301			$—

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain on Derivatives
Futures Contracts	$16,113,283
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$(1,861,590)

E.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore, under SEC Regulations for open-end investment companies, subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

36

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

F.	Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

financial statements october 31, 2018	37

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $4,285,493 and $156,716,668 to Class N and Class I shareholders, respectively, during the year ended October 31, 2018.

The tax character of distributions paid during the years ended October 31, 2018 and 2017, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2018:	$161,002,161	$—	$161,002,161	$—	$161,002,161
2017:	126,034,096	—	126,034,096	—	126,034,096

As of October 31, 2018 and 2017, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Retained earnings/ (accumulated deficit)	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2018:	$2,429,200	$—	$2,429,200	$(41,743,663)	$(3,503,095)	$(25,212,928)	$(68,030,486)
2017:	1,712,065	—	1,712,065	(45,774,424)	(5,864,837)	9,673,379	(40,253,817)

During the year ended October 31, 2018, the Fund utilized $4,030,761 of its capital loss carryforwards.

38

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

The Fund had $41,743,663 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2018, of which $9,538,243 and $32,205,420, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio and management administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1 billion of the Fund’s average daily net assets and 0.25% per annum on the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2018, the Fund incurred $16,368,364 for services under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective March 24, 2017 the Investment Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage

financial statements october 31, 2018	39

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N to 0.35%. Effective December 29, 2015 and prior to March 24, 2017 the Investment Adviser had voluntarily agreed to limit the annual fund operating expenses of Class N to 0.48%. This is a voluntary waiver that can be changed at any time at the sole discretion of the Investment Adviser. For the year ended October 31, 2018, the Investment Adviser waived fees in the amount of $242,627 for Class N.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2018, Class N shares of the Fund incurred $326,643 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2018, the Fund incurred $697,511 in custody and fund accounting fees. These fees for the Fund were reduced by $223,362 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2018, was $6,918. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.
E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2018, the Fund incurred $52,715 in independent Trustee compensation and reimbursements.
F.	Officers of the Trust. Certain officers of the Trust are also employees of BBH. Such officers are paid no fees by the Trust for their services to the Trust.

4.	Investment Transactions. For the year ended October 31, 2018, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $3,239,013,819 and $2,490,585,831, respectively.

40

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2018		For the year ended October 31, 2017
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	30,946,210	$314,812,228	4,739,548	$48,279,174
Shares issued in connection with reinvestments of dividends	387,697	3,939,411	73,191	744,949
Shares redeemed	(11,280,338)	(114,748,174)	(1,925,295)	(19,575,111)
Net increase	20,053,569	$204,003,465	2,887,444	$29,449,012
Class I
Shares sold	300,746,654	$3,059,672,694	423,523,826	$4,303,530,990
Shares issued in connection with reinvestments of dividends	2,624,173	26,656,395	1,571,105	15,977,617
Shares redeemed	(334,891,134)	(3,405,312,773)	(269,859,797)	(2,742,666,813)
Net increase/(decrease)	(31,520,307)	$(318,983,684)	155,235,134	$1,576,841,794

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2018 and 2017. Specifically:

During the year ended 2018, 184,116 shares of Class N were exchanged for 184,159 shares of Class I valued at $1,872,458 and 138,726 shares of Class I were exchanged for 138,590 shares of Class N valued at $1,410,847.

During the year ended 2017, 10,213 shares of Class N were exchanged for 10,223 shares of Class I valued at $104,072.

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in

financial statements october 31, 2018	41

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these

42

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.	Recent Pronouncements.
A.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.
B.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted and Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Fund’s financial statements.
C.	Regulation S-X. In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, U.S. GAAP or changes in the information environment”. The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 and after).

The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.

8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2018 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2018	43

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2018 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

44

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2018 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Class N
Actual	$1,000	$1,013	$1.77
Hypothetical[2]	$1,000	$1,023	$1.78

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Class I
Actual	$1,000	$1,014	$1.31
Hypothetical[2]	$1,000	$1,024	$1.32

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.35% and 0.26% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2018	45

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST
October 31, 2018 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

46

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

financial statements october 31, 2018	47

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the

48

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH. BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

financial statements october 31, 2018	49

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

50

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2018	51

BBH LIMITED DURATION FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2018 (unaudited)

The qualified investment income (“QII”) percentage for the year ended October 31, 2018 was 83.04%. In January 2019, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2018. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

52

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).

financial statements october 31, 2018	53

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Director of BBH Luxembourg Funds (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	7	None.

54

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014).

financial statements october 31, 2018	55

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014; Financial Reporting Manager, BNY Mellon Corporation (2010-2014).
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

56

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this report and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2018

BBH INTERMEDIATE MUNICIPAL BOND FUND

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2018

BBH Intermediate Municipal Bond Fund (the “Fund”) Class I produced a total return of (0.12)% (net of fees and expenses) for the twelve-month period ending October 31, 2018 as compared to the benchmark Barclays Capital 1-15 Year Municipal Index1 which had a return of (0.53)%.

The objective of the Intermediate Municipal Bond Fund is to protect our investors’ capital and generate attractive risk-adjusted returns. We seek to achieve this objective by investing in a limited number of durable credits with attractive return potential. Our objective and strategy have remained the same since we launched the Fund on April 1, 2014. We are excited that the Fund’s net assets ended October at over $160mm, up more than 80% during the twelve-month period.

In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during periods of heightened market volatility. As the Fund’s fiscal year began, the Municipal market faced significant uncertainty from tax reform proposals that were later enacted during December. To our surprise, market volatility stayed remarkably low until the end of the summer, when a combination of industry-wide fund redemptions and growing concerns about Federal Reserve tightening provoked fear. We were thankful for the opportunities that emerged as a consequence.

For the twelve-month period, intermediate-maturity tax-exempt interest rates increased 70 to 100 basis points2 and the performance of credit-sensitive bonds was generally strong. Similar to last year, tobacco holdings, New Jersey exposures, positions in California school districts and Auction-Rate Securities (ARS) all benefited the Fund’s performance.

We invest our portfolios from the bottom-up and have continued to identify more opportunities in Revenue Bonds than in General Obligation issues (GO). As of October 31, 2018, the Fund held roughly 64% in Revenue Bonds and 36% in GOs. Within the Revenue sector, we have found significant opportunities in State Housing Finance Authority (HFA) bonds, which comprised just over 20% of Fund assets at the end of the fiscal year.

HFAs provide first-time home financing to low-to-moderate income borrowers. State HFAs employ real underwriting standards and have far favorable default histories compared to sub-prime debacle of a decade ago. Our approved State HFAs are all high quality, rated in the double-A category or better, backed by loan portfolios that are at least 50% Federally guaranteed, and are over-collateralized to protect against payment delays and defaults on non-government guaranteed loans. Some programs offer additional pledges that in a handful of cases include state guarantees.

Beyond traditional credit opportunities, we have also actively invested in bonds with non-standard coupon structures, such as floating rate securities and zero-coupon bonds (zeros). As of October 31st, excluding cash equivalents, the Fund held about 14% in floating rate securities and 10% in zeros.

2

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Over the course of the year, many of the Fund’s remaining Auction Rate Securities (ARS) were redeemed at par. Three large redemptions included positions backed by Consolidated Edison, Houston Airport System, and Niagara Mohawk. The Fund’s ARS have served as a strong buffer against the pressure of rising interest rates. Unlike traditional bonds, the Fund’s ARS became more valuable as yields moved higher because they paid coupons that reset at a multiple of short-term indexes. The income generated from these securities increased materially as a result of the Federal Reserve’s eight rate hikes thus far this cycle.

With Intermediate-maturity yields at their highest in nearly a decade, we view the interest rate normalization as well underway. The strong performance of credit-sensitive bonds in 2018 provided significant challenges for us to identify undervalued securities. Fortunately, in a repeat of last year, the Fund’s fiscal year ended with negative investor sentiment pushing both yields and volatility higher. With our reserves in hand, we believe that market valuations will continue to become more attractive and produce a growing number of opportunities for investment.

Thank you for your continued confidence and support.

There is no assurance the objective will be achieved. Holdings are subject to change.

[1]	Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax exempt bond market. One cannot invest directly in an index.
[2]	One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

financial statements october 31, 2018	3

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2018 as compared to the BMBB.

Total Return for the Period Ended October 31, 2018		
	One Year	Since Inception
Class N	(0.26%)	14.38%
Class I	(0.12%)	15.03%

$12,000
$11,000
$10,000
$9,000
$11,438
$11,104
4/01/14
4/30/14
7/31/14
10/31/14
1/31/15
4/30/15
7/31/15
10/31/15
1/31/16
4/30/16
7/31/16
10/31/16
1/31/17
4/30/17
7/31/17
10/31/17
1/31/18
4/30/18
7/31/18
10/31/18
BBH Intermediate Municipal Bond Fund*
BMBB

* net of fees and expenses

The annualized gross expense ratios as shown in the February 28, 2018 prospectus for Class N and Class I shares were 1.05% and 0.69%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

4

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH Intermediate Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund (the ″Fund″), one of the funds within BBH Trust, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included

financial statements october 31, 2018	5

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
December 21, 2018

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO ALLOCATION
October 31, 2018

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$160,410,540	98.3%
Cash and Other Assets in Excess of Liabilities	2,720,883	1.7
NET ASSETS	$163,131,423	100.0%

All data as of October 31, 2018. The Fund’s security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$51,817,761	32.3%
AA	60,676,334	37.8
A	39,695,687	24.8
BBB	8,220,758	5.1
TOTAL INVESTMENTS	$160,410,540	100.0%

All data as of October 31, 2018. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	7

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (98.3%)
	Alabama (0.1%)
$ 150,000	Alabama 21st Century Authority, Revenue Bonds	06/01/21	5.000%	$159,081
	Total Alabama			159,081
	Arizona (0.4%)
475,000	Salt Verde Financial Corp., Revenue Bonds	12/01/19	5.250	489,450
140,000	Salt Verde Financial Corp., Revenue Bonds	12/01/22	5.250	153,080
	Total Arizona			642,530
	California (4.9%)
1,000,000	Anaheim City School District, General Obligation Bonds, NPFG[1]	08/01/26	0.000	778,990
2,000,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[1]	08/01/29	0.000	1,357,260
800,000	California Pollution Control Financing Authority, Revenue Bonds[2,3]	11/01/40	3.125	779,568
1,000,000	Golden State Tobacco Securitization Corp., Revenue Bonds, AGM[1]	06/01/25	0.000	832,250
1,000,000	Grossmont Healthcare District, General Obligation Bonds, AMBAC[1]	07/15/30	0.000	645,170
1,100,000	La Mesa-Spring Valley School District, General Obligation Bonds, NPFG[1]	08/01/26	0.000	853,622
25,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/19	5.250	25,735
725,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/22	5.250	792,048
210,000	Long Beach Bond Finance Authority, Revenue Bonds (3-Month USD-LIBOR + 1.450%)[2]	11/15/27	3.000	210,317
1,000,000	Santa Ana Unified School District, General Obligation Bonds, NPFG[1]	08/01/24	0.000	849,900

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$1,000,000	Ukiah Unified School District, General Obligation Bonds, NPFG[1]	08/01/24	0.000%	$853,280
	Total California			7,978,140
	Colorado (1.6%)
2,500,000	Colorado Housing & Finance Authority, Revenue Bonds, GNMA	11/01/48	4.200	2,566,525
	Total Colorado			2,566,525
	Connecticut (6.6%)
1,135,000	Connecticut Housing Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	11/15/22	2.100	1,100,224
530,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/23	2.800	527,981
150,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds (1-Month USD-LIBOR + 0.550%)[2]	07/01/49	2.062	150,006
1,000,000	State of Connecticut, General Obligation Bonds (SIFMA Municipal Swap Index Yield + 0.990%)[2]	03/01/25	2.590	1,003,270
1,845,000	State of Connecticut, General Obligation Bonds	03/01/26	5.000	2,000,847
620,000	State of Connecticut Special Tax Revenue, Revenue Bonds	09/01/23	5.000	681,789
1,290,000	State of Connecticut Special Tax Revenue, Revenue Bonds	08/01/25	5.000	1,443,136
2,225,000	State of Connecticut Special Tax Revenue, Revenue Bonds	09/01/26	5.000	2,498,742
1,265,000	State of Connecticut Special Tax Revenue, Revenue Bonds	01/01/29	5.000	1,408,400
	Total Connecticut			10,814,395

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	9

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Florida (6.9%)
$1,020,000	County of Broward Airport System, Revenue Bonds	10/01/25	5.000%	$1,099,468
1,000,000	County of Hillsborough Solid Waste & Resource Recovery, Revenue Bonds	09/01/24	5.000	1,112,430
1,200,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	07/01/49	4.000	1,251,672
230,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/25	5.000	250,755
55,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/26	5.000	59,780
220,000	Pinellas County Health Facilities Authority, Revenue Bonds, NPFG[2,3]	11/15/23	3.315	220,000
1,750,000	State of Florida, General Obligation Bonds	06/01/26	5.000	2,038,558
1,805,000	State of Florida Lottery Revenue, Revenue Bonds	07/01/25	5.000	2,080,353
2,675,000	State of Florida Lottery Revenue, Revenue Bonds	07/01/27	5.000	3,090,267
	Total Florida			11,203,283
	Georgia (4.7%)
1,200,000	Burke County Development Authority, Revenue Bonds[2,3]	11/01/45	3.000	1,172,760
1,795,000	Burke County Development Authority, Revenue Bonds[2,3]	11/01/45	3.250	1,747,271
65,000	Georgia Municipal Electric Authority, Revenue Bonds, NPFG[2,3]	01/01/21	4.000	65,190
1,500,000	State of Georgia, General Obligation Bonds	02/01/24	5.000	1,695,105
1,025,000	State of Georgia, General Obligation Bonds	12/01/24	5.000	1,173,676
1,595,000	State of Georgia, General Obligation Bonds	12/01/26	5.000	1,873,615
	Total Georgia			7,727,617

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Illinois (2.6%)
$ 75,000	Chicago Park District, General Obligation Bonds	01/01/19	3.000%	$75,100
360,000	Chicago Park District, General Obligation Bonds	01/01/19	4.000	361,066
285,000	Chicago Park District, General Obligation Bonds	01/01/19	5.000	286,305
235,000	Illinois Development Finance Authority, Revenue Bonds[1]	07/15/23	0.000	207,249
60,000	Illinois Finance Authority, Revenue Bonds[2,3]	07/15/57	5.000	65,761
30,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/21	5.250	31,987
1,340,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/24	5.000	1,484,720
1,600,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/27	5.000	1,785,616
	Total Illinois			4,297,804
	Indiana (1.0%)
1,700,000	City of Rockport, Revenue Bonds	06/01/25	3.050	1,676,013
	Total Indiana			1,676,013
	Iowa (0.7%)
1,050,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/46	4.000	1,083,012
	Total Iowa			1,083,012
	Kansas (0.3%)
200,000	City of La Cygne, Revenue Bonds, NPFG[2,3]	04/15/27	2.950	200,000
100,000	City of St. Marys, Revenue Bonds, NPFG[2,3]	04/15/32	3.140	100,000
100,000	City of Wamego, Revenue Bonds, NPFG[2,3]	04/15/32	3.060	100,000
	Total Kansas			400,000

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	11

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Louisiana (0.0%)
$ 25,000	Tobacco Settlement Financing Corp., Revenue Bonds	05/15/22	5.000%	$26,927
	Total Louisiana			26,927
	Maryland (2.1%)
1,125,000	County of Baltimore, General Obligation Bonds	02/01/26	5.000	1,303,864
1,905,000	State of Maryland, General Obligation Bonds	08/01/24	5.000	2,163,870
	Total Maryland			3,467,734
	Massachusetts (4.0%)
320,000	Commonwealth of Massachusetts, General Obligation Bonds, AGM[2,3]	11/01/19	3.579	320,880
1,500,000	Commonwealth of Massachusetts, Revenue Bonds, AGM[2,3]	06/01/22	2.540	1,550,145
1,000,000	Commonwealth of Massachusetts, General Obligation Bonds	09/01/26	5.000	1,165,930
500,000	Massachusetts Clean Water Trust, Revenue Bonds[2,3]	08/01/23	3.329	503,730
135,000	Massachusetts Development Finance Agency, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.480%)[2]	07/01/50	2.080	135,121
1,000,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/21	2.500	992,070
1,895,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/46	3.500	1,926,647
	Total Massachusetts			6,594,523
	Michigan (3.7%)
1,185,000	Detroit City School District, General Obligation Bonds	05/01/19	5.000	1,201,317
350,000	Detroit City School District, General Obligation Bonds	05/01/23	5.000	377,300

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Michigan (continued)
$ 105,000	Detroit City School District, General Obligation Bonds, BHAC, FGIC	05/01/25	5.250%	$114,874
90,000	Detroit City School District, General Obligation Bonds, AGM	05/01/27	5.250	103,343
350,000	Detroit City School District, General Obligation Bonds, AGM	05/01/29	6.000	404,960
1,540,000	Detroit City School District, General Obligation Bonds, AGM	05/01/30	5.250	1,796,472
1,590,000	Detroit City School District, General Obligation Bonds, AGM	05/01/32	5.250	1,849,043
150,000	Michigan Finance Authority, Revenue Bonds	05/01/19	5.000	152,066
	Total Michigan			5,999,375
	Minnesota (2.8%)
1,765,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/25	2.800	1,715,651
755,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/27	3.350	740,678
1,030,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/27	3.400	1,008,730
1,025,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/48	4.000	1,069,475
	Total Minnesota			4,534,534
	Missouri (0.6%)
600,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds, AMBAC[2,3]	06/01/31	3.470	600,000

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	13

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Missouri (continued)
$ 310,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds, AMBAC[2,3]	06/01/31	3.484%	$310,000
	Total Missouri			910,000
	Montana (1.0%)
1,500,000	Montana Board of Housing, Revenue Bonds	12/01/43	4.000	1,563,180
	Total Montana			1,563,180
	Nebraska (0.3%)
485,000	Central Plains Energy Project, Revenue Bonds	09/01/27	5.000	521,108
	Total Nebraska			521,108
	New Hampshire (0.6%)
1,000,000	New Hampshire Business Finance Authority, Revenue Bonds	08/01/24	3.125	999,900
	Total New Hampshire			999,900
	New Jersey (6.8%)
1,420,000	Holmdel Township School District, General Obligation Bonds	02/01/27	3.250	1,436,387
2,065,000	New Jersey Economic Development Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 1.550%)[2]	09/01/27	3.150	2,049,471
1,180,000	New Jersey Economic Development Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 1.600%)[2]	03/01/28	3.200	1,167,799
1,240,000	New Jersey Transit Corp., Revenue Bonds	09/15/20	5.000	1,297,400
555,000	New Jersey Transit Corp., Revenue Bonds	09/15/21	5.000	587,634

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Jersey (continued)
$1,435,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/26	0.000%	$1,022,337
1,855,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/30	0.000	1,070,242
2,500,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD-LIBOR + 0.750%)[2]	01/01/30	2.329	2,517,475
	Total New Jersey			11,148,745
	New Mexico (1.3%)
2,030,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	4.000	2,116,437
55,000	New Mexico Municipal Energy Acquisition Authority, Revenue Bonds (1-Month USD-LIBOR + 0.750%)[2]	11/01/39	2.262	54,992
	Total New Mexico			2,171,429
	New York (2.0%)
2,000,000	Metropolitan Transportation Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.450%)[2]	11/01/26	2.050	1,999,160
50,000	New York State Energy Research & Development Authority, Revenue Bonds[2,3]	07/01/26	2.375	49,879
1,000,000	New York State Energy Research & Development Authority, Revenue Bonds[2,3]	06/01/29	2.000	992,120
260,000	Triborough Bridge & Tunnel Authority, Revenue Bonds (1-Month USD-LIBOR + 0.500%)[2]	11/15/27	2.010	260,156
	Total New York			3,301,315
	North Carolina (4.7%)
1,405,000	County of Mecklenburg, General Obligation Bonds	04/01/24	5.000	1,592,455

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	15

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	North Carolina (continued)
$1,575,000	County of Wake, General Obligation Bonds	03/01/24	5.000%	$1,782,081
965,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/23	2.750	957,096
965,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/23	2.800	954,974
2,000,000	State of North Carolina, General Obligation Bonds	06/01/27	5.000	2,360,240
	Total North Carolina			7,646,846
	Ohio (3.5%)
400,000	County of Montgomery, Revenue Bonds[4]	11/01/18	1.650	400,000
600,000	County of Montgomery, Revenue Bonds[4]	11/01/18	1.650	600,000
3,000,000	Lancaster Port Authority, Revenue Bonds (1-Month USD-LIBOR + 0.720%)[2]	05/01/38	2.232	3,000,780
1,525,000	Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds	12/01/25	5.000	1,763,464
	Total Ohio			5,764,244
	Oklahoma (1.2%)
2,000,000	Oklahoma Turnpike Authority, Revenue Bonds	01/01/33	3.750	1,986,880
	Total Oklahoma			1,986,880
	Oregon (4.1%)
1,000,000	Clackamas County School District No 115, General Obligation Bonds[1]	06/15/27	0.000	756,100
1,670,000	Lane County School District No 1 Pleasant Hill, General Obligation Bonds[1]	06/15/27	0.000	1,265,910
3,805,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/25	0.000	3,148,828

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Oregon (continued)
$1,500,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[1]	06/15/31	0.000%	$936,255
1,000,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[1]	06/15/33	0.000	569,360
	Total Oregon			6,676,453
	Pennsylvania (3.1%)
150,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/22	5.000	160,861
75,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/23	5.000	81,562
310,000	School District of Philadelphia, General Obligation Bonds, AGM, FGIC	06/01/24	5.000	335,848
440,000	School District of Philadelphia, General Obligation Bonds	09/01/26	5.000	492,840
1,600,000	School District of Philadelphia, General Obligation Bonds	09/01/28	5.000	1,803,776
1,000,000	State Public School Building Authority, Revenue Bonds	04/01/25	5.000	1,061,740
1,000,000	State Public School Building Authority, Revenue Bonds, AGM	06/01/32	5.000	1,090,780
	Total Pennsylvania			5,027,407
	South Dakota (0.5%)
800,000	Educational Enhancement Funding Corp., Revenue Bonds	06/01/25	5.000	864,064
	Total South Dakota			864,064
	Tennessee (1.8%)
1,020,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/45	4.000	1,047,571
1,800,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/47	3.500	1,827,576
	Total Tennessee			2,875,147

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	17

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (12.1%)
$1,320,000	Allen Independent School District, General Obligation Bonds	02/15/24	5.000%	$1,481,713
1,080,000	Allen Independent School District, General Obligation Bonds	02/15/25	5.000	1,229,386
1,000,000	Allen Independent School District, General Obligation Bonds[1]	02/15/28	0.000	730,290
660,000	City of Houston Airport System, Revenue Bonds	07/01/24	5.000	729,709
1,170,000	City of Houston Airport System, Revenue Bonds	07/01/25	5.000	1,302,865
1,025,000	Dallas Love Field, Revenue Bonds	11/01/25	5.000	1,145,294
1,000,000	Hays Consolidated Independent School District, General Obligation Bonds	02/15/27	5.000	1,159,240
1,240,000	Houston Independent School District, General Obligation Bonds	02/15/25	5.000	1,411,517
1,015,000	State of Texas, General Obligation Bonds	04/01/25	5.000	1,159,962
2,500,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/33	3.350	2,471,550
380,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/19	5.250	392,008
580,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/20	5.250	612,585
480,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/21	5.250	517,411
1,760,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds (3-Month USD-LIBOR + 0.700%)[2]	12/15/26	2.264	1,742,682
3,420,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[2]	09/15/27	2.150	3,368,392

The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$ 345,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.870%)[2]	09/15/27	2.434%	$341,284
	Total Texas			19,795,888
	Virginia (4.9%)
1,755,000	City of Virginia Beach, General Obligation Bonds	04/01/25	5,000	2,015,723
2,000,000	County of Arlington, General Obligation Bonds	08/15/25	5.000	2,310,240
2,300,000	Virginia Housing Development Authority, Revenue Bonds	01/01/23	2.740	2,302,507
1,150,000	Virginia Public School Authority, Revenue Bonds	08/01/26	5.000	1,337,231
	Total Virginia			7,965,701
	Washington (5.1%)
500,000	Port of Seattle, Revenue Bonds	06/01/23	5.000	548,095
425,000	Port of Seattle, Revenue Bonds	06/01/27	3.750	431,974
1,610,000	State of Washington, General Obligation Bonds	08/01/25	5.000	1,849,794
1,000,000	State of Washington, General Obligation Bonds	08/01/26	5.000	1,162,050
395,000	Washington State Housing Finance Commission, Revenue Bonds	06/01/44	3.500	399,910
4,000,000	Washington State Housing Finance Commission, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[2]	12/01/48	2.150	4,000,000
	Total Washington			8,391,823
	Wisconsin (1.3%)
290,000	County of Milwaukee Airport, Revenue Bonds	12/01/28	5.250	318,522
1,800,000	Public Finance Authority, Revenue Bonds[2,3]	07/01/29	2.000	1,754,730
	Total Wisconsin			2,073,252

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	19

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Wyoming (1.0%)
$1,500,000	Wyoming Community Development Authority, Revenue Bonds	12/01/43	4.000%	$1,555,665
	Total Wyoming			1,555,665
	Total Municipal Bonds (Identified cost $161,425,698)			160,410,540
TOTAL INVESTMENTS (Identified cost $161,425,698)[5]	98.3%	$160,410,540
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	1.7%	2,720,883
NET ASSETS	100.0%	$163,131,423

[1]	Security issued with zero coupon. Income is recognized through accretion of discount.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2018 coupon or interest rate.
[3]	This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[4]	Variable rate demand note. The maturity date reflects the demand repayment dates. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2018.
[5]	The aggregate cost for federal income tax purposes is $161,428,473, the aggregate gross unrealized appreciation is $669,285 and the aggregate gross unrealized depreciation is $1,687,218, resulting in net unrealized depreciation of $1,017,933.

Abbreviations:

AGM – Assured Guaranty Municipal Corporation.

AMBAC – AMBAC Financial Group, Inc.

BHAC – Berkshire Hathaway Assurance Corporation.

FGIC – Financial Guaranty Insurance Company.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

LIBOR – London Interbank Offered Rate.

NPFG – National Public Finance Guarantee Corporation.

SIFMA – Securities Industry and Financial Markets Association.

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 - unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 - significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	21

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2018
Municipal Bonds**	$—	$160,410,540	$—	$160,410,540
Investments, at value	$—	$160,410,540	$—	$160,410,540

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2018.
**	For geographical breakdown of municipal bond investments, refer to the Portfolio of Investments.

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS:
Investments in securities, at value (Identified cost $161,425,698)	$160,410,540
Cash	109,955
Receivables for:
Investments sold	2,240,178
Interest	1,419,349
Shares sold	670,000
Investment advisory and administrative fee waiver reimbursement	12,271
Prepaid assets	735
Total Assets	164,863,028
LIABILITIES:
Payables for:
Investments purchased	1,551,659
Professional fees	61,929
Investment advisory and administrative fees	55,144
Shares redeemed	25,545
Custody and fund accounting fees	19,061
Shareholder servicing fees	5,869
Transfer agent fees	3,088
Board of Trustees’ fees	417
Accrued expenses and other liabilities	8,893
Total Liabilities	1,731,605
NET ASSETS	$163,131,423
Net Assets Consist of:
Paid-in capital	$163,897,468
Accumulated deficit	(766,045)
Net Assets	$163,131,423
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($34,293,478 ÷ 3,379,316 shares outstanding)	$10.15
CLASS I SHARES
($128,837,945 ÷ 12,708,744 shares outstanding)	$10.14

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	23

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS
For the year ended October 31, 2018

NET INVESTMENT INCOME:
Income:
Interest income	$3,295,075
Other income	308
Total Income	3,295,383
Expenses:
Investment advisory and administrative fees	483,526
Professional fees	71,890
Board of Trustees’ fees	52,909
Custody and fund accounting fees	50,770
Shareholder servicing fees	49,295
Transfer agent fees	35,932
Registration fees	34,867
Miscellaneous expenses	38,341
Total Expenses	817,530
Investment advisory and administrative fee waiver	(174,465)
Expense offset arrangement	(1,686)
Net Expenses	641,379
Net Investment Income	2,654,004
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	357,138
Net change in unrealized appreciation/(depreciation) on investments in securities	(3,126,201)
Net Realized and Unrealized Loss	(2,769,063)
Net Decrease in Net Assets Resulting from Operations	$(115,059)

The accompanying notes are an integral part of these financial statements.

24

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,654,004	$1,996,307
Net realized gain on investments in securities	357,138	1,099,658
Net change in unrealized appreciation/(depreciation) on investments in securities	(3,126,201)	(534,966)
Net increase (decrease) in net assets resulting from operations	(115,059)	2,560,999
Dividends and distributions declared:
Class N	(666,803)	(757,020)[1]
Class I	(2,793,710)	(2,583,284)[2]
Total dividends and distributions declared	(3,460,513)	(3,340,304)
Share transactions:
Proceeds from sales of shares[3]	128,717,128	22,328,960
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	1,631,088	1,394,699
Proceeds from short-term redemption fees	296	146
Cost of shares redeemed[3]	(51,131,375)	(24,953,058)
Net increase (decrease) in net assets resulting from share transactions	79,217,137	(1,229,253)
Total increase (decrease) in net assets	75,641,565	(2,008,558)
NET ASSETS:
Beginning of year	87,489,858	89,498,416
End of year	$163,131,423	$87,489,858

[1]	For the year ended October 31, 2017, dividends and distributions declared from net investment income and from net realized gains for Class N were equal to $449,944 and $307,076, respectively.
[2]	For the year ended October 31, 2017, dividends and distributions declared from net investment income and from net realized gains for Class I were equal to $1,740,315 and $842,969, respectively.
[3]	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	25

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

	For the years ended October 31,				For the period from April 1, 2014 (commencement of operations) to October 31, 2014
	2018	2017	2016	2015
Net asset value, beginning of period	$10.48	$10.56	$10.29	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.21	0.22	0.18	0.15	0.09
Net realized and unrealized gain (loss)	(0.23)	0.11	0.29	0.08	0.29
Total income (loss) from investment operations	(0.02)	0.33	0.47	0.23	0.38
Less dividends and distributions:
From net investment income	(0.21)	(0.26)	(0.18)	(0.16)	(0.08)
From net realized gains	(0.10)	(0.15)	(0.02)	(0.08)	—
Total dividends and distributions	(0.31)	(0.41)	(0.20)	(0.24)	(0.08)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$10.15	$10.48	$10.56	$10.29	$10.30
Total return	(0.26)%	3.20%	4.64%	2.29%	3.82%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$34	$16	$23	$26	$1
Ratio of expenses to average net assets before reductions	0.91%	1.05%	1.03%	1.10%	8.78%[4]
Fee waiver	0.26%[5]	0.40%[5]	0.38%[5]	0.45%[5]	8.13%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.65%	0.65%	0.65%	0.65%	0.65%[4]
Ratio of net investment income to average net assets	2.07%	2.16%	1.73%	1.43%	1.43%[4]
Portfolio turnover rate	146%	125%	77%	142%	91%[3]
Portfolio turnover rate[7]	52%	64%	40%	83%	56%[3]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees and registration fees.
[5]	The ratio of expenses to average net assets for the years ended October 31, 2018, 2017, 2016 and 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2019, unless it is renewed by all parties to the agreement. For the years ended October 31, 2018, 2017, 2016 and 2015 and the period from April 1, 2014 to October 31, 2014, the waived fees were $63,024, $78,871, $92,199, $71,871 and $47,942, respectively.
[6]	Less than 0.01%.
[7]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

26

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each period.

	For the years ended October 31,				For the period from April 1, 2014 (commencement of operations) to October 31, 2014
	2018	2017	2016	2015
Net asset value, beginning of period	$10.47	$10.55	$10.28	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.23	0.25	0.20	0.18	0.09
Net realized and unrealized gain (loss)	(0.24)	0.09	0.29	0.06	0.30
Total income (loss) from investment operations	(0.01)	0.34	0.49	0.24	0.39
Less dividends and distributions:
From net investment income	(0.22)	(0.27)	(0.20)	(0.18)	(0.09)
From net realized gains	(0.10)	(0.15)	(0.02)	(0.08)	—
Total dividends and distributions	(0.32)	(0.42)	(0.22)	(0.26)	(0.09)
Short-term redemption fees[1]	—	0.00 [2]	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$10.14	$10.47	$10.55	$10.28	$10.30
Total return	(0.12)%	3.36%	4.80%	2.33%	3.89%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$129	$71	$66	$66	$52
Ratio of expenses to average net assets before reductions	0.62%	0.69%	0.68%	0.78%	0.88%[4]
Fee waiver	0.12%[5]	0.19%[5]	0.18%[5]	0.28%[5]	0.38%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.50%	0.50%	0.50%	0.50%	0.50%[4]
Ratio of net investment income to average net assets	2.23%	2.46%	1.88%	1.72%	1.49%[4]
Portfolio turnover rate	146%	125%	77%	142%	91%[3]
Portfolio turnover rate[7]	52%	64%	40%	83%	56%[3]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees and registration fees.
[5]	The ratio of expenses to average net assets for the years ended October 31, 2018, 2017, 2016 and 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2019, unless it is renewed by all parties to the agreement. For the years ended October 31, 2018, 2017, 2016 and 2015 and the period from April 1, 2014 to October 31, 2014, the waived fees were $111,441, $123,485, $121,168, $163,323 and $137,383, respectively.
[6]	Less than 0.01%.
[7]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	27

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on April 1, 2014. The Fund offers Class N shares and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2018, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.	Valuation of Investments. Prices of municipal bonds are provided by an external pricing service approved by the Fund’s Board of Trustees (the “Board”). These securities are generally classified as Level 2. The evaluated vendor pricing is based on methods that may include consideration of the following: yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the

28

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded

financial statements october 31, 2018	29

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

on the ex-dividend date. The Fund declared dividends in the amount of $666,803 and $2,793,710 to Class N and Class I shareholders, respectively, during the year ended October 31, 2018. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purpose.

The tax character of distributions paid during the years ended October 31, 2018 and 2017, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2018:	$137,628	$698,195	$835,823	$2,624,690	$—	$3,460,513
2017:	795,101	705,293	1,500,394	1,839,910	—	3,340,304

As of October 31, 2018 and 2017, respectively, the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Retained earnings/ (accumulated deficit)	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2018:	$—	$251,888	$251,888	$—	$(2,775)	$(1,015,158)	$(766,045)
2017:	108,314	697,168	805,482	—	—	2,111,043	2,916,525

The Fund did not have a net capital loss carryforward at October 31, 2018.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.	Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of

30

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the year ended October 31, 2018, the Fund incurred $483,526 under the Agreement.

B.	Investment Advisory and Administrative Fee Waiver. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2019, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2018, the Investment Adviser waived fees in the amount of $63,024 and $111,441 for Class N and Class I, respectively.

C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2018, Class N shares of the Fund incurred $49,295 in shareholder servicing fees.

D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2018, the Fund incurred $50,770 in custody and fund accounting fees. These fees for the Fund were reduced by $1,686 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans

financial statements october 31, 2018	31

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2018, was $937. This amount is included under line item “Custody and Fund Accounting Fees” in the Statement of Operations.

E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2018, the Fund incurred $52,909 in independent Trustee compensation and reimbursements.

F.	Officers of the Trust. Certain officers of the Trust are also employees of BBH. Such officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the year ended October 31, 2018, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $255,522,415 and $180,008,895, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2018		For the year ended October 31, 2017
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	2,386,419	$24,480,357	453,720	$4,704,644
Shares issued in connection with reinvestments of dividends	61,257	629,099	61,745	633,673
Proceeds from short-term redemption fees	N/A	296	N/A	118
Shares redeemed	(592,779)	(6,086,123)	(1,188,349)	(12,342,086)
Net increase (decrease)	1,854,897	$19,023,629	(672,884)	$(7,003,651)
Class I
Shares sold	10,188,802	$104,236,771	1,700,059	$17,624,316
Shares issued in connection with reinvestments of dividends	97,549	1,001,989	73,690	761,026
Proceeds from short-term redemption fees	N/A	—	N/A	28
Shares redeemed	(4,405,710)	(45,045,252)	(1,227,128)	(12,610,972)
Net increase	5,880,641	$60,193,508	546,621	$5,774,398

32

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2018 and 2017. Specifically:

During the year ended 2018, 1,280 shares of Class I were exchanged for 1,279 shares of Class N valued at $13,451 and 2,048 shares of Class N were exchanged for 2,050 shares of Class I valued at $21,050.

During the year ended 2017, 506,895 shares of Class N were exchanged for 507,378 shares of Class I valued at $5,342,523.

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund may invest in auction rate securities, the liquidity and price of which are subject to the risk of insufficient demand at auction or on a secondary market (auction rate securities risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (state-specific risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, as the Fund’s exposure to similar municipal revenue sectors increases, the Fund will become more sensitive to adverse economic, business or political developments relevant to these sectors (municipal revenue sector risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients may make up a large percentage of the

financial statements october 31, 2018	33

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent pronouncements.
A.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.
B.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standard Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted and Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Fund’s financial statements.

34

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2018

C.	Regulation S-X. In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, U.S. GAAP or changes in the information environment”. The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 and after).

The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.

8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2018 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2018	35

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2018 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

36

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2018 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Class N
Actual	$1,000	$1,006	$3.29
Hypothetical[2]	$1,000	$1,022	$3.31

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period May 1, 2018 to October 31, 2018[1]
Class I
Actual	$1,000	$1,008	$2.53
Hypothetical[2]	$1,000	$1,023	$2.55

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.50% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2018	37

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST
October 31, 2018 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

38

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2018 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

financial statements october 31, 2018	39

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2018 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the

40

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2018 (unaudited)

Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

financial statements october 31, 2018	41

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2018 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

42

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICT OF INTEREST (continued)
October 31, 2018 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2018	43

BBH INTERMEDIATE MUNICIPAL BOND FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2018 (unaudited)

The Fund hereby designates $805,193 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (“QII”) percentage for the year ended October 31, 2018 was 100%. In January 2019, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2018. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

44

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.

Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.

Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.

John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds) Director of Teton Advisors, Inc. (a registered investment adviser).

financial statements october 31, 2018	45

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	7	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Director of BBH Luxembourg Funds (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	7	None.

46

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014).

financial statements october 31, 2018	47

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years

Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014; Financial Reporting Manager, BNY Mellon Corporation (2010-2014).

Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

48

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this report and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2018

BBH INCOME FUND

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2018

We are very pleased with the BBH Income (the “Fund”) performance in the four months since it opened on June 26, 2018. The Fund’s I-shares finished the partial fiscal year ended October 31, 2018 down –0.75%, ahead of the Bloomberg Barclays U.S. Aggregate Index return of –0.83%. While rising interest rates drove negative returns across fixed income assets, security selection and sector exposure arising from security selection contributed positively to returns (+0.37%).

Our investment process is focused on finding individual issues that both meet our credit criteria and have the potential, according to our valuation methodology, to outperform similar duration U.S. Treasuries by the largest margin. This security selection not only drives our sector exposure, but often makes the most difference to performance over time. We view these dimensions as the indicators of skill for a fundamental manager. While four months of history is too short to generate meaningful performance attribution, we are pleased that security selection has contributed positively to our performance thus far.

2

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

The largest individual additions to performance came mostly from a variety of longer duration corporate issuers, including a jet-leasing company (Avolon), two sleeves of a diversified commercial mortgage-backed securitization (CGCC 2014), an independent generation company (Exelon), a PC manufacturer (Dell), and an insurance company (Aegon NV). Detractors included two more generation companies (Vistra and Helix), an insurance company (Sirius), a utility (Electricite de France), and a food products company (Bunge). Performance contribution is presented in basis points (a basis point is 0.01%):

All of these holdings are among the longer and lower-rated positions in the portfolio — a handful of higher-yielding, deeper value opportunities that we were able to identify in an environment where we view good opportunities as few and far between.

Over the course of the last 12 months, the Federal Reserve (“Fed”) raised rates four times. These hikes, which were widely telegraphed beforehand, have nonetheless begun to shake up fixed income markets. Going into the year we felt that pricing of credit, and corporate credit in particular, was too expensive. As the year progressed, a number of factors conspired to drive credit spreads wider: Fed hikes made risk-free alternatives more attractive to fixed income investors; hedging costs for Euro-based and Yen-based investors increased; central banks reversed their quantitative easing programs in both Europe and the United States; and investors began to focus on the rapidly expanding Treasury and corporate issuance calendars for 2019. The spread on the Bloomberg Barclays U.S. Aggregate Corporate Index ended the year at 1.19% in excess of Treasuries, about 0.24% higher than the end of October 2017. As we write this letter in early December, this spread index is now up to 1.45%.

financial statements october 31, 2018	3

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Narrowing index spreads generally indicate fewer valuation opportunities, and widening spreads mean greater opportunities. Our process, which is based on investing only when valuations are attractive, will cause us to assume incrementally more risk when there are more opportunities — to take risk only if we are well compensated. For these reasons, the Fund started out positioned conservatively, adding credit exposure as the available compensation became more attractive.

The rising spread duration (a measure of return sensitivity to changing credit pricing) of the Fund, shown below, reflects the exposure added since inception. Our most active month in this regard was October, when market volatility picked up dramatically. Although spreads have widened, and we are seeing more attractive valuations today than in the past 18 months, we still view credit markets as expensive in longer historical context. For that reason, the credit price exposure in the Fund, while increasing, remains well below its benchmark’s credit price exposure, as shown below.

4

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

The conservative positioning of the Fund may not change rapidly. It is possible that the appetite for credit may increase again after this fall’s uncertainty, but the market tone might also turn negative for some period of time. Our process of investing one opportunity at a time results in gradual adjustment as the valuation environment changes.

In our first few months, we are pleased to have generated extra performance through security and sector selection; we view the fixed income environment with caution; and we believe that this process of value-driven investing should produce the best returns for our shareholders over time.

Thank you very much indeed for investing alongside us in the BBH Income Fund, and we wish you a happy and prosperous New Year.

Sincerely yours,

Andrew P. Hofer

Neil Hohmann

financial statements october 31, 2018	5

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2018

Growth of $10,000 Invested in BBH Income

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (June 27, 2018) to October 31, 2018 as compared to the Bloomberg Barclays U.S. Aggregate Bond Index.

$10,200
Total Return for the Period Ended October 31, 2018
Since Inception
Class I
(0.75%)
$10,100
$10,00
$9,900
$9,925
$9,917
6/27/18
6/30/18
7/31/18
8/31/18
9/30/18
10/31/18
BBH Income Fund*
Bloomberg Barclays U.S. Aggregate Bond Index

* net of fees and expenses

The annualized gross expense ratio as shown in the June 25, 2018 prospectus for Class I shares was 0.69%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Bloomberg Barclays U.S. Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index. The Bloomberg Barclays U.S. Aggregate Bond Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

6

BBH INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Income Fund (the “Fund”), one of the funds within BBH Trust, as of October 31, 2018, and the related statement of operations, statement of changes in net assets, and financial highlights from June 27, 2018 (commencement of operations) to October 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations, the changes in its net assets, and the financial highlights from June 27, 2018 (commencement of operations) to October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
December 21, 2018

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2018	7

BBH INCOME FUND

PORTFOLIO ALLOCATION
October 31, 2018

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$37,425,142	25.5%
Commercial Mortgage Backed Securities	3,250,087	2.2
Corporate Bonds	29,554,403	20.2
Loan Participations and Assignments	26,596,679	18.1
U.S. Government Agency Obligations	8,000,000	5.5
U.S. Treasury Bonds and Notes	46,778,427	31.9
Liabilities in Excess of Other Assets	(5,024,554)	(3.4)
NET ASSETS	$146,580,184	100.0%

All data as of October 31, 2018. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (25.5%)
$ 1,380,000	Adams Outdoor Advertising LP 2018-1[1]	11/15/48	4.810%	$1,376,527
1,450,000	ARI Fleet Lease Trust 2018-B1	08/16/27	3.220	1,447,247
1,350,000	AXIS Equipment Finance Receivables VI LLC 2018-2A1	07/20/22	3.890	1,350,114
1,360,000	Capital Auto Receivables Asset Trust 2018-2[1]	02/22/21	3.020	1,359,674
1,252,648	Cazenovia Creek Funding II LLC 2018-1A1	07/15/30	3.561	1,247,081
750,000	CCG Receivables Trust 2018-2[1]	12/15/25	3.090	747,132
550,000	Drive Auto Receivables Trust 2018-3	10/15/20	2.750	549,588
1,200,000	Elm Trust 2018-2A1	10/20/27	4.605	1,200,880
190,000	Elm Trust 2018-2A1	10/20/27	5.584	190,130
600,000	Enterprise Fleet Financing LLC 2017-2[1]	01/20/23	2.220	586,487
1,360,000	Enterprise Fleet Financing LLC 2018-3[1]	05/20/24	3.380	1,359,835
454,980	Exeter Automobile Receivables Trust 2018-3A1	01/18/22	2.900	454,305
1,350,000	Finance of America Structured Securities Trust 2018-HB1[1,2,3]	09/25/28	3.774	1,348,825
1,400,000	Foursight Capital Automobile Receivables Trust 2018-2[1]	04/15/22	3.320	1,399,971
2,700,000	FREED ABS TRUST 2018-2[1]	10/20/25	4.610	2,695,913
1,353,081	FRS I LLC 2013-1A1	04/15/43	3.080	1,350,091
1,000,000	GM Financial Consumer Automobile Receivables Trust 2017-2A1	11/16/22	2.070	974,540
1,390,000	Hercules Capital Funding Trust 2018-1A1	11/22/27	4.605	1,392,606
600,000	Hertz Vehicle Financing II LP 2016-3A1	07/25/20	2.270	595,926
300,000	Lendmark Funding Trust 2017-2A1	05/20/26	2.800	295,380
596,641	LIAS Administration Fee Issuer LLC 2018-1A	07/25/48	5.956	596,641
205,000	Mariner Finance Issuance Trust 2017-BA1	12/20/29	2.920	201,815
300,000	Nationstar HECM Loan Trust 2018-2A1,2,3	07/25/28	3.552	299,040
300,000	NextGear Floorplan Master Owner Trust 2017-1A1	04/18/22	2.540	296,684
1,370,000	NextGear Floorplan Master Owner Trust 2018-2A1	10/16/23	3.690	1,373,744

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	9

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$ 600,000	Ocwen Master Advance Receivables Trust Series 2018-T1[1]	08/15/49	3.301%	$599,328
300,000	Oportun Funding IX LLC 2018-B1	07/08/24	3.910	298,518
2,660,000	Oportun Funding X LLC 2018-C1	10/08/24	4.590	2,659,354
550,000	OSCAR US Funding Trust IX LLC 2018-2A1	09/12/22	3.390	547,098
1,500,000	PFS Financing Corp. 2018-F1	10/16/23	3.520	1,497,754
720,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2018-T1[1]	10/17/50	3.620	719,965
600,000	SWC Funding LLC 2018-1A1,4	08/15/33	4.750	592,470
1,400,000	Synchrony Card Issuance Trust 2018-A1	09/15/24	3.380	1,398,877
1,400,000	Trafigura Securitisation Finance, Plc. 2018-1A1	03/15/22	3.730	1,398,788
268,238	United Auto Credit Securitization Trust 2018-2[1]	03/10/21	2.890	267,970
1,360,000	Veros Automobile Receivables Trust 2018-1[1]	05/15/23	3.630	1,357,892
1,400,000	World Financial Network Credit Card Master Trust 2018-B	07/15/25	3.460	1,396,952
	Total Asset Backed Securities (Identified cost $37,465,228)			37,425,142

	COMMERCIAL MORTGAGE BACKED SECURITIES (2.2%)
149,500	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.000%)[1,2]	11/15/31	6.280	147,225
786,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.000%)[1,2]	11/15/31	6.280	777,354
600,000	CGMS Commercial Mortgage Trust 2017-MDRB (1-Month USD-LIBOR + 1.750%)[1,2]	07/15/30	4.030	599,173

The accompanying notes are an integral part of these financial statements.

10

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$ 300,000	Hospitality Mortgage Trust 2017-HIT (1-Month USD-LIBOR + 0.850%)[1,2]	05/08/30	3.131%	$300,002
1,000,000	Hudsons Bay Simon JV Trust 2015-HB10[1,2,3]	08/05/34	5.629	923,032
240,000	JPMBB Commercial Mortgage Securities Trust 2014-C24[1,2,3]	11/15/47	3.890	206,117
300,000	UBS-BAMLL Trust 2012-WRM[1]	06/10/30	3.663	297,184
	Total Commercial Mortgage Backed Securities (Identified cost $3,216,112)			3,250,087

	CORPORATE BONDS (20.2%)
	AGRICULTURE (1.2%)
1,800,000	Bunge Ltd. Finance Corp.	03/15/24	4.350	1,766,526

	BANKS (5.0%)
1,600,000	ANZ New Zealand Int’l Ltd., London Branch[1]	01/25/22	2.875	1,559,712
1,600,000	ASB Bank, Ltd.[1]	06/14/23	3.750	1,581,390
1,441,000	BNZ International Funding, Ltd., London Branch[1]	03/01/23	3.375	1,405,908
600,000	Skandinaviska Enskilda Banken AB	03/15/21	2.625	586,674
750,000	Svenska Handelsbanken AB	05/24/21	3.350	745,660
1,500,000	Wells Fargo Bank NA (3-Month USD-LIBOR + 0.490%)[2]	07/23/21	3.325	1,494,822
				7,374,166

	BEVERAGES (1.0%)
1,500,000	Anheuser-Busch InBev Finance, Inc.	02/01/23	3.300	1,462,560

	BIOTECHNOLOGY (0.9%)
740,000	Amgen, Inc.	05/11/22	2.650	713,961
600,000	Celgene Corp.	02/20/23	3.250	581,689
				1,295,650

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	11

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	COMMERCIAL SERVICES (0.4%)
$ 600,000	United Rentals North America, Inc.	07/15/23	4.625%	$594,750

	DIVERSIFIED FINANCIAL SERVICES (2.4%)
1,800,000	Credit Acceptance Corp.	02/15/21	6.125	1,804,140
1,650,000	Drawbridge Special Opportunities Fund[1]	08/01/21	5.000	1,650,117
				3,454,257

	ELECTRIC (2.4%)
1,800,000	Electricite de France SA1	09/21/28	4.500	1,740,319
1,705,000	Exelon Generation Co. LLC	10/01/39	6.250	1,802,679
				3,542,998

	HEALTHCARE-SERVICES (0.5%)
750,000	Roche Holdings, Inc.[1]	01/28/22	1.750	713,023

	INSURANCE (4.5%)
1,045,000	Aegon NV (6-Month USD-LIBOR + 3.540%)[2]	04/11/48	5.500	993,403
1,212,000	Athene Global Funding[1]	01/25/22	4.000	1,216,193
1,500,000	Enstar Group, Ltd.	03/10/22	4.500	1,499,044
540,000	New York Life Global Funding[1]	08/06/21	3.250	538,439
890,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	807,319
1,500,000	United Insurance Holdings Corp.	12/15/27	6.250	1,530,360
				6,584,758
	INVESTMENT COMPANIES (0.1%)
200,000	Business Development Corp. of America[1]	12/30/22	4.750	196,456

	PHARMACEUTICALS (1.1%)
1,600,000	AbbVie, Inc.	05/14/25	3.600	1,528,259

The accompanying notes are an integral part of these financial statements.

12

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	TELECOMMUNICATIONS (0.3%)
$ 450,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC[1]	03/20/23	3.360%	$445,500

	TRUCKING & LEASING (0.4%)
600,000	Park Aerospace Holdings, Ltd.[1]	08/15/22	5.250	595,500
	Total Corporate Bonds (Identified cost $29,881,404)			29,554,403

	LOAN PARTICIPATIONS AND ASSIGNMENTS (18.1%)
997,500	Avolon TLB Borrower 1 (US) LLC Term B3 (1-Month USD-LIBOR + 2.000%)[2]	01/15/25	4.280	994,338
1,995,000	BCP Renaissance Parent LLC (3-Month USD-LIBOR + 3.500%)[2].	10/31/24	6.027	1,999,987
1,994,975	Charter Communications Operating LLC (CCO Safari LLC) Term B (1-Month USD-LIBOR + 2.000%)[2]	04/30/25	4.310	1,994,735
1,994,962	Dell International LLC Term B (1-Month USD-LIBOR + 2.000%)[2]	09/07/23	4.310	1,991,970
2,000,000	Eastern Power LLC (TPF II LC LLC) (1-Month USD-LIBOR + 3.750%)[2]	10/02/23	6.052	1,994,680
2,000,000	Frontera Generation Holdings LLC (3-Month USD-LIBOR + 4.250%)[2]	05/02/25	6.524	2,005,000
1,970,588	HCA, Inc. Term A5 (1-Month USD-LIBOR + 1.500%)[2]	06/10/20	3.802	1,973,051
895,696	Helix Gen Funding LLC (1-Month USD-LIBOR + 3.750%)[2]	06/03/24	6.052	836,356
1,140,000	NorthRiver Midstream Finance LP Term B (3-Month USD-LIBOR + 3.250%)[2]	10/01/25	5.809	1,144,754
991,703	RPI Finance Trust Term B6 (3-Month USD-LIBOR + 2.000%)[2]	03/27/23	4.386	991,882
997,468	Sprint Communications, Inc. (1-Month USD-LIBOR + 2.500%)[2]	02/02/24	4.813	996,531

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	13

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$ 1,409,334	SS&C Technologies Holdings, Inc. Term B3 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.552%	$1,401,498
546,258	SS&C Technologies Holdings, Inc. Term B4 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.552	543,221
740,000	SS&C Technologies Holdings, Inc. Term B5 (1-Month USD-LIBOR + 2.250%)[2]	04/16/25	4.552	735,508
2,000,000	United Rentals, Inc. (3-Month USD-LIBOR + 1.750%)[2]	10/31/25	4.309	2,006,260
1,000,000	Universal Health Services, Inc. (3-Month USD-LIBOR + 1.750%)[2]	10/31/25	4.309	1,001,250
1,995,000	Vistra Operations Co. LLC (Tex Operations Company LLC) (1-Month USD-LIBOR + 2.000%)[2]	12/31/25	4.293	1,987,738
2,000,000	Wyndham Hotels & Resorts, Inc. Term B (1-Month USD-LIBOR + 1.750%)[2]	05/30/25	4.052	1,997,920
	Total Loan Participations and Assignments (Identified cost $26,670,675)			26,596,679

	U.S. GOVERNMENT AGENCY OBLIGATIONS (5.5%)
8,000,000	Federal Home Loan Bank Discount Notes[5]	11/01/18	0.000	8,000,000
	Total U.S. Government Agency Obligations (Identified cost $8,000,000)			8,000,000

The accompanying notes are an integral part of these financial statements.

14

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BONDS AND NOTES (31.9%)
$ 8,940,000	U.S. Treasury Bond	08/15/40	3.875%	$9,651,359
5,725,000	U.S. Treasury Bond	05/15/48	3.125	5,429,357
7,225,000	U.S. Treasury Note[6]	10/31/24	2.250	6,911,728
19,800,000	U.S. Treasury Note	08/15/26	1.500	17,607,305
3,600,000	U.S. Treasury Note	05/15/28	2.875	3,517,594
3,750,000	U.S. Treasury Note	08/15/28	2.875	3,661,084
	Total U.S. Treasury Bonds and Notes (Identified cost $48,089,750)			46,778,427
TOTAL INVESTMENTS (Identified cost $153,323,169)[7]			103.4%	$151,604,738
LIABILITIES IN EXCESS OF OTHER ASSETS			(3.4)%	(5,024,554)
NET ASSETS			100.0%	$146,580,184

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2018 was $ 49,183,047 or 33.6% of net assets. Unless otherwise noted, these securities are not considered illiquid.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2018 coupon or interest rate.
[3]	This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[4]	Security that used significant unobservable inputs to determine fair value.
[5]	Security issued with zero coupon. Income is recognized through accretion of discount.
[6]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[7]	The aggregate cost for federal income tax purposes is $153,788,834, the aggregate gross unrealized appreciation is $149,020 and the aggregate gross unrealized depreciation is $2,386,006, resulting in net unrealized depreciation of $2,236,986.

Abbreviation:

LIBOR – London Interbank Offered Rate.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	15

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2018:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain / (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	300	December 2018	$33,767,734	$33,714,844	$(52,890)

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that

The accompanying notes are an integral part of these financial statements.

16

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	17

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2018
Asset Backed Securities	$—	$36,832,672	$592,470	$37,425,142
Commercial Mortgage Backed Securities	—	3,250,087	—	3,250,087
Corporate Bonds	—	29,554,403	—	29,554,403
Loan Participations and Assignments	—	26,596,679	—	26,596,679
U.S. Government Agency Obligations	—	8,000,000	—	8,000,000
U.S. Treasury Bonds and Notes	—	46,778,427	—	46,778,427
Total Investments, at value	$—	$151,012,268	$592,470	$151,604,738

Other Financial Instruments, at value
Financial Futures Contracts	$(52,890)	$—	$—	$(52,890)
Other Financial Instruments, at value	$(52,890)	$—	$—	$(52,890)

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2018.

The accompanying notes are an integral part of these financial statements.

18

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)
October 31, 2018

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period ended October 31, 2018:

Asset Backed Securities
Balance as of June 27, 2018	$—
Purchases	595,776
Sales / Paydowns	—
Realized gains (losses)	—
Change in unrealized appreciation (depreciation)	(3,641)
Amortization	335
Transfers from Level 3	—
Transfers to Level 3	—
Balance as of October 31, 2018	$592,470

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	19

BBH INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS:
Investments in securities, at value (Identified cost $153,323,169)	$151,604,738
Cash	2,040,240
Receivables for:
Investments sold	8,145,880
Interest	662,163
Investment advisory and administrative fee waiver reimbursement	24,414
Shares sold	2,200
Total Assets	162,479,635

LIABILITIES:
Payables for:
Investments purchased	15,648,885
Professional fees	56,992
Futures variation margin on open contracts	52,072
Dividends declared	50,582
Investment advisory and administrative fees	49,032
Shares redeemed	16,916
Custody and fund accounting fees	8,090
Transfer agent fees	2,561
Board of Trustees’ fees	440
Accrued expenses and other liabilities	13,881
Total Liabilities	15,899,451
NET ASSETS	$146,580,184
Net Assets Consist of:
Paid-in capital	$148,960,822
Accumulated deficit	(2,380,638)
Net Assets	$146,580,184
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($146,580,184 ÷ 14,915,733 shares outstanding)	$9.83

The accompanying notes are an integral part of these financial statements.

20

BBH INCOME FUND

STATEMENT OF OPERATIONS
For the period from June 27, 2018 (commencement of operations) to October 31, 2018

NET INVESTMENT INCOME:
Income:
Interest income (net of foreign withholding taxes of $1,015)	$976,748
Other income	21,460
Total Income	998,208
Expenses:
Investment advisory and administrative fees	114,838
Professional fees	56,992
Shareholder report fees	18,775
Board of Trustees’ fees	12,959
Registration fees	12,000
Transfer agent fees	10,937
Custody and fund accounting fees	8,662
Miscellaneous expenses	2,877
Total Expenses	238,040
Investment advisory and administrative fee waiver	(94,185)
Net Expenses	143,855
Net Investment Income	854,353

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(614,739)
Net realized loss on futures contracts	(738)
Net realized loss on investments in securities and futures contracts	(615,477)
Net change in unrealized appreciation/(depreciation) on investments in securities	(1,718,431)
Net change in unrealized appreciation/(depreciation) on futures contracts	(52,890)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(1,771,321)
Net Realized and Unrealized Loss	(2,386,798)
Net Decrease in Net Assets Resulting from Operations	$(1,532,445)

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	21

BBH INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period from June 27, 2018 (commencement of operations) to October 31, 2018
INCREASE IN NET ASSETS:
Operations:
Net investment income	$854,353
Net realized loss on investments in securities and futures contracts	(615,477)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(1,771,321)
Net decrease in net assets resulting from operations	(1,532,445)
Dividends and distributions declared:
Class I	(848,193)

Share transactions:
Proceeds from sales of shares	148,989,868
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	36,328
Cost of shares redeemed	(65,374)
Net increase in net assets resulting from share transactions	148,960,822
Total increase in net assets	146,580,184
NET ASSETS:
Beginning of period	—
End of period	$146,580,184

The accompanying notes are an integral part of these financial statements.

22

BBH INCOME FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class I share outstanding through the period.

For the period from June 27, 2018 (commencement of operations) to October 31, 2018
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income[1]	0.10
Net realized and unrealized loss	(0.17)
Total income from investment operations	(0.07)
Less dividends and distributions:
From net investment income	(0.10)
Net asset value, end of period	$9.83
Total return	(0.75)%[2]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$147
Ratio of expenses to average net assets before reductions	0.67%[3]
Fee waiver	0.17%[3,4]
Ratio of expenses to average net assets after reductions	0.50%[3]
Ratio of net investment income to average net assets	3.12%[3]
Portfolio turnover rate	94%[2]

[1]	Calculated using average shares outstanding for the period.
[2]	Not Annualized.
[3]	Annualized with the exception of audit fees, legal fees and registration fees.
[4]	The ratio of expenses to average net assets for the period ended October 31, 2018 reflect fees reduced as result of a contractual operating expense limitation of the Fund to 0.50%. The agreement is effective through June 30, 2019 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the period from June 27, 2018 to October 31, 2018 the waived fee was $94,185.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2018	23

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS
As of and for the period ended October 31, 2018

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 27, 2018. The Fund offers Class N shares and Class I shares. As of October 31, 2018, Class N shares are not available for purchase by investors. The Fund may offer Class N shares for purchase in the future. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2018, there were seven series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange of which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

24

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2018, are listed in the Portfolio of Investments.

For the period ended October 31, 2018, the average monthly notional amount of open futures contracts was $33,767,734. The Fund held futures contracts only for last week of the month during the period ended October 31, 2018.

financial statements october 31, 2018	25

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

Fair Values of Derivative Instruments as of October 31, 2018

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives		Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$ —	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$ (52,890)*
Total		$ —		$ (52,890)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Loss on Derivatives Futures Contracts	$(738)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Futures Contracts	$(52,890)

E.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid, under SEC Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

26

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

F.	Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax

financial statements october 31, 2018	27

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits as of October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the period ended October 31, 2018, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $848,193 to Class I shareholders during the period ended October 31, 2018.

The tax character of distributions paid during the period ended October 31, 2018 were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2018:	$848,193	$—	$848,193	$—	$848,193

As of October 31, 2018 the components of retained earnings/(accumulated deficit) on a tax basis were as follows:

Components of retained earnings/(accumulated deficit)
	Undistributed ordinary income	Undistributed long-term capital gain	Retained earnings/ (accumulated deficit)	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2018:	$3,766	$—	$3,766	$(147,418)	$(465,665)	$(1,771,321)	$(2,380,638)

The Fund had $147,418 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2018, of which $115,241 and $32,177, is attributable to short-term and long-term capital losses, respectively.

28

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates.

A.	Investment Advisory and Administrative Fees. Effective June 27, 2018 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.40% per annum. For the period ended October 31, 2018, the Fund incurred $114,838 for services under the Agreement.

B.	Investment Advisory and Administrative Fee Waivers. Effective June 27, 2018 (commencement of operations), the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit the total annual fund operating expenses (excluding interests, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for Class I shares to 0.50%. The agreement will terminate on June 30, 2019,

financial statements october 31, 2018	29

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the period ended October 31, 2018, the Investment Adviser waived fees in the amount of $94,185 for Class I.

C.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the period ended October 31, 2018, the Fund incurred $8,662 in custody and fund accounting fees. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the period ended October 31, 2018, was $307. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the period ended October 31, 2018, the Fund incurred $12,959 in independent Trustee compensation and reimbursements.

E.	Officers of the Trust. Certain officers of the Trust are also employees of BBH. Such officers are paid no fees by the Trust for their services to the Trust.
4.	Investment Transactions. For the period ended October 31, 2018, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $228,135,435 and $82,294,897, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the period ended October 31, 2018*
	Shares	Dollars
Class I
Shares sold	14,918,693	$148,989,868
Shares issued in connection with reinvestments of dividends	3,682	36,328
Shares redeemed	(6,642)	(65,374)
Net increase	14,915,733	$148,960,822

*	The period represented is from June 27, 2018 (commencement of operations) to October 31, 2018.

30

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower) (junk bond risk), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. The issuer of the securities in which the Fund invests redeems them before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate (call risk). The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). Loan participations, delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investments in a company at a time when it might not otherwise decide to

financial statements october 31, 2018	31

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

do so (loan risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations (market risk). A significant investment of Fund assets within one or more sectors, industries, securities and/or durations may increase the Fund’s sensitivity to adverse economic, business, political, or other, risks associated with such sector, industry, security or duration (sector risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Recent Pronouncements.
A.	ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting

32

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)
As of and for the period ended October 31, 2018

change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the Fund’s financial statements.
B.	ASU 2018-13. On August 28, 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of Accounting Standards Codification 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted and Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Fund’s financial statements.
C.	Regulation S-X. In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, U.S. GAAP or changes in the information environment”. The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 and after).

The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.

8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2018 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2018	33

BBH INCOME FUND

DISCLOSURE OF FUND EXPENSES
October 31, 2018 (unaudited)
EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 27, 2018 to October 31, 2018).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

34

BBH INCOME FUND

DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2018 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 27, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period June 27, 2018 to October 31, 2018[1]
Class I
Actual	$1,000	$993	$1.72
Hypothetical[2]	$1,000	$1,016	$1.74

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.50% for Class I shares, multiplied by the average account value over the period and multiplied by 126/365.
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2018	35

BBH INCOME FUND

CONFLICTS OF INTEREST
October 31, 2018 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH, including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH, including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH, including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

36

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, including the Investment Adviser, manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH. Accordingly, such Other Clients managed by BBH may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH, including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH, including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because BBH may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to

financial statements october 31, 2018	37

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believe such transactions are appropriate based on each party’s

38

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH. BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate

financial statements october 31, 2018	39

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are

40

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)
October 31, 2018 (unaudited)

valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2018	41

BBH INCOME FUND

ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2018 (unaudited)

The qualified investment income (“QII”) percentage for the period ended October 31, 2018 was 90.20%. In January 2019, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2018. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

42

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.

Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.

Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.

John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).

financial statements october 31, 2018	43

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trusteeˆ	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	7	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); Director of BBH Luxembourg Funds (since 2012); Director of BBH Trust Company (Cayman) Ltd. (since 2012).	7	None.

44

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers

Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.

Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Keith M. Kelley 50 Post Office Square Boston, MA 02110 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016
Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014-February 2016); Compliance Manager, State Street Corporation (2013-2014).

financial statements october 31, 2018	45

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014; Financial Reporting Manager, BNY Mellon Corporation (2010-2014).

Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
ˆ	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

46

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265
Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Opinions, forecasts, and discussions about investment strategies represent Fund management’s views as of the date of this report and are subject to change without notice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov. You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Item 2. Code of Ethics.

As of the period ended October 31, 2018 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575 - 1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Andrew S. Frazier, John M. Tesoro and Mark M. Collins possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Andrew S. Frazier, John M. Tesoro and Mark M. Collins as the Registrant’s audit committee financial experts. Messrs. Andrew S. Frazier, John M. Tesoro and Mark M. Collins are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $305,000 for 2018 and $302,000 for 2017.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2018 and $0 for 2017.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $37,869 for 2018 and $36,726 for 2017.  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $63,000 for 2018 and $40,400 for 2017.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not  including  any sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $1,534,502 for 2018 and $1,664,835 for 2017.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title:  President (Principal Executive Officer)

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title: President (Principal Executive Officer)

Date: January 7, 2019

By: (Signature and Title)

/s/ Charles H. Schreiber

Charles H. Schreiber

Title: Treasurer (Principal Financial Officer)

Date: January 7, 2019